                                                                    EXHIBIT 10.5

                 AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT
                 ---------------------------------------------
                             (WITH BORROWING BASE)
                             ---------------------
                                 ("AGREEMENT")

          THIS AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT WITH LETTER OF CREDIT SUBLIMIT as amended, modified and supplemented from time to time, (the "Agreement") dated as of March 31, 1997 (the "Effective Date"), is by and between PERVASIVE SOFTWARE INC. ("Borrower"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association (the "Bank") and is effective as of the Effective Date.

                             PRELIMINARY STATEMENT
                             ---------------------

          The Bank and Borrower have entered into an Agreement dated as of September 18, 1996 (the "Credit Agreement"). The Bank and the Borrower have agreed to amend and restate and replace the Credit Agreement to the extent set forth herein, in order to among other things, renew and extend a $2,000,000.00 revolving line of credit to Borrower.

          NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Bank and the Borrower hereby agree to amend, restate and replace the Credit Agreement to read and be as follows:


1.  THE LOANS.
    ---------

REVOLVING CREDIT NOTE 1.1.A Subject to the terms and conditions hereof, Bank agrees to make loans ("Revolving Loan" or "Revolving Loans") to Borrower from
                       --------------      ---------------
time to time before the Termination Date, not to exceed at any one time outstanding the lesser of the Borrowing Base or $2,000,000.00 (the "Commitment"). Borrower has the right to borrow, repay and reborrow. The Loans
 ----------
may only be used for financing timing differences in cash flow. Chapter 15 of the Texas Credit Code will not apply to this Agreement, the Revolving Note or any Revolving Loan. Revolving Loans shall take the form of advances under the Revolving Note (as hereinafter defined) (each and all advances hereinafter referred to as "Revolving Loan" or "Revolving Loans"), or issuances of standby
                --------------      ---------------
letters of credit ("Standby L/Cs") by Bank. Standby L/Cs issued by Bank
                    ------------
hereunder are hereafter referred to as "Letter of Credit" ("L/C").  The
                                        ----------------    ---
Revolving Loans will be evidenced by, and will bear interest and be payable as provided in, the promissory note of Borrower dated the Effective Date (together with any and all renewals, extensions, modifications and replacements thereof and substitutions therefor, the "Revolving Note"). "Termination Date" means the
                                 --------------      ----------------
earlier of: (a) March 31, 1998; or (b) the date specified by Bank pursuant to
Section 6.1 hereof.
-----------

ADVANCE TERM NOTE 1.1.B Bank agrees to extend an advance converting to a term loan in the amount of $2,000,000.00 (the "Term Loan") to Borrower to be
                                          ---------
evidenced by a promissory note in the original principal amount of $2,000,000.00 dated on or before March 31, 1997 and maturing December 31, 1999 (together with any and all renewals, extensions, modifications and replacements thereof and substitutions therefor, the "Term Note"). The purpose of the Term Note is to
                             ---------
finance 80% of the costs associated with purchasing new equipment (from January 1, 1997 to December 31, 1997) and 50% of the costs associated with purchasing used equipment (from January 1, 1997 to December 31, 1997).

LETTERS OF CREDIT 1.1.C.

(i) Subject to the approval of the Bank, Letters of Credit may be issued from time to time on and after the Effective Date, but not including the Termination Date for the account of any of the Borrowers and in favor of such Person or Persons as may be designated by any Borrower. Each Letter of Credit shall have an expiration date of no later than the Termination Date in the case of Standby L/C's;

(ii) As a condition precedent to the issuance of any Letter of Credit, Bank shall have received an application ("Application" or "Applications")
                                            -----------      ------------
       substantially in the form of, in the case of Standby L/C's, Exhibit A
                                                                   ---------
       attached hereto, duly completed and executed by the Borrower in Proper Form not less than two (2) Business Day(s) prior to the date on which the Letter of Credit is to be issued;

(iii) The Commitment shall be reduced by an amount equal to the sum of: (a) the face amount of all outstanding Letters of Credit; and (b) the amount of any unreimbursed drawings or other amounts owing to the Bank under or in respect of any Letter of Credit or Application (items (a) and (b) are hereinafter collectively referred to as the "L/C Obligations") such that,
                                                    ---------------
       on any date, the sum of (x) all Loans outstanding on such date and (y) all L/C Obligations on such date does not exceed the Commitment;

(iv) The total aggregate amount of "L/C Obligations" shall never exceed $100,000.00;

(v) The issuance of each Letter of Credit shall be subject to the following conditions precedent: (a) no Event of Default has occurred and is continuing; and (b) each request by Borrower for the issuance of a Letter of Credit shall be deemed to be a representation to that effect and to the further effect that the representations and warranties contained in
       Section 3 of the Agreement are true and correct as of the date of such request as if made on and as of such date; and (c) Bank receives an Application in Proper Form and any and all other such agreements and documents reasonably required by the Bank in connection with such Letter of Credit;

(vi) Each and all of any of the Borrower's liabilities and obligations under or in connection with any Letter of Credit is secured by the Collateral securing the Note and the Bank is entitled to all rights, powers, benefits, privileges and remedies granted under any provision of the Security Documents and all other Loan Documents or by law or in equity;

(vii) In consideration for the issuance of each Letter of Credit, the Borrower agrees to pay to the Bank a letter of credit issuance fee ("Fee") in respect of such Letter of Credit in an amount equal to the greater of:
       (a) in the case of Standby L/C's one and one-half percent (1 1/2%) per annum on the face amount of such Letter of Credit; and (b) the minimum fee for such Letter of Credit established by the Bank from time to time and in effect as of the date on which such Letter of Credit is to be issued. The Fee shall be paid to the Bank at its main offices to the attention of the Manager, Documentary Services Division in advance of issuance of the Letter of Credit;

(viii) Bank may, but is not required to do so, make advances under the Note without notice to any Borrower to make payment on any Letter of Credit; and

Credit Agreement (With Borrowing Base) March 31, 1997
Pervasive Software Inc.

(ix) Letters of Credit shall be for business purposes.

1.1.D. Bank has issued a L/C (not under the Commitment, "Stand-alone L/C") in the amount of $126,000.00, issued October 3, 1996 with an expiry date of November 30, 1999, No. I-465222, with Colina West Limited as the beneficiary.

LOANS AND NOTES 1.1.E.  "Loans" or "Loans" shall refer to each and all Revolving
                         -----      -----
Loans and the Term Loan.  "Note" or "Notes" shall refer to each and both of the
                           ----      -----
Revolving Note and the Term Note.

BORROWING BASE 1.2  The Borrowing Base will be the amount shown as the
                        --------------
BORROWING BASE on the most recent Borrowing Base Report, subject to verification by Bank and calculated using the eligibility criteria, borrowing base factors, deduction for letter of credit drawings and dollar ceilings for various components specified in the attached Exhibit B, incorporated herein by
                                     ---------
reference.

REQUIRED PAYMENT 1.3 If the unpaid amount of the Revolving Loan at any time exceeds the Borrowing Base then in effect, Borrower must make a payment on the
Note in an amount sufficient to reduce the unpaid principal balance of the Note to an amount no greater than the Borrowing Base. Such payment shall be accompanied by any prepayment charge required by the Note and shall be due concurrently with the Borrowing Base Report.

COMMITMENT FEE 1.4 Borrower will pay a commitment fee (computed on the basis of the actual number of days elapsed in a year comprised of 360 days of 1/8% per annum on the daily average difference between the Commitment and the principal balance of the Revolving Note, from the date hereof to the Termination Date.
The Commitment fee is due and payable quarterly, on the last day of each third month after the Effective Date, in arrears. If Borrower elects to delay advancing under the Term Note until the end of the Advance period, an upfront commitment fee of $8,500 will be charged at the execution of this Agreement. If the Borrower elects to utilize the Term Note as equipment purchases are made during the advance period the following fees will be accessed: 1) no fee will be charged as long as the outstanding balance under the Term Loan is $1,250,000.00 at September 30, 1997, 2) a fee of $5,175 will be charged if the outstanding balance as of September 30, 1997 is $500,000, 3) a fee of $3,500 will be charged if the outstanding balance as of September 30, 1997 is $750,000, and 4) a fee of $1,850 will be charged if the outstanding balance as of September 30, 1997 is $1,000,000. If the minimum advance amount of $500,000 is not met by September 30, 1997, a fee of $8,500 will be accessed. These fees will be due and payable on September 30, 1997.

PAST DUE AMOUNTS 1.5 Each past due amount due to Bank in connection with the Loan Documents will bear interest from its due date until paid at the Highest Lawful Rate unless the applicable Loan Document provides otherwise.

2.  CONDITIONS PRECEDENT.
    --------------------
ALL LOANS 2.1 Bank is not obligated to make any Loan or to issue any Letter of Credit unless: (a) Bank has received the following, duly executed and in Proper
Form: (1) a Request for Revolving Loan, substantially in the form of Exhibit C,
                                                                     ---------
not later than one (1) Business Day before the date (which shall also be a Business Day) of the proposed Revolving Loan; provided however, Bank may accept and act upon verbal advance requests received from a Borrower's representative reasonably believed by Bank to be authorized to make such requests; (2) a Borrowing Base Report within the time required by this Agreement; (3) for the issuance of any Letter of Credit, a duly executed Application in Proper Form by Borrowers within the time set forth in Section 1.1.C.(ii); and (4) such other
                                       ------------------
documents as Bank reasonably may require; (b) no Event of Default exists; and
(c) the making of the Loan is not prohibited by, or subjects Bank to any penalty or onerous condition under any Legal Requirement.

FIRST LOAN 2.2 In addition to the matters described in the preceding section, Bank will not be obligated to make the first Loan unless (i) Bank has received all of the Loan Documents specified on Annex I in Proper Form; and (ii) Borrower
                                       -------
shall have provided all notices to Account debtors provided for in Section 3.11.

3.  REPRESENTATIONS AND WARRANTIES.  To induce Bank to enter into this Agreement
    ------------------------------
and to make the Loans, Borrower represents and warrants as of the Effective Date and the date of each request for a Loan that each of the following statements is and shall remain true and correct throughout the term of this Agreement:

ORGANIZATION AND STATUS 3.1 Borrower and each Subsidiary of Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; has all power and authority to conduct its business as presently conducted, and is duly qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification desirable. Borrower has no Subsidiary other than those listed on Annex II and each Subsidiary is owned by Borrower in the
                --------
percentage set forth on Annex II.  If Borrower is subject to the Texas Revised
                        --------
Partnership Act ("TRPA"), Borrower agrees that Bank is not required to comply
                  ----
with Section 3.05(d) of TRPA and agrees that Bank may proceed directly against one or more partners or their property without first seeking satisfaction from partnership property.

FINANCIAL STATEMENTS 3.2 All financial statements delivered to Bank are complete and correct and fairly present, in accordance with generally accepted accounting principles, consistently applied ("GAAP"), the financial condition
                                              ----
and the results of operations of Borrower and each Subsidiary of Borrower as at the dates and for the periods indicated. No material adverse change has occurred in the assets, liabilities, financial condition, business or affairs of Borrower or any Subsidiary of Borrower since the dates of such financial statements. To the extent that financial information provided by Borrower or a Subsidiary of Borrower consists of pro-forma or projected data for future periods, Bank acknowledges that such data shall be based on good faith estimates and assumptions which may vary from actual results actually achieved for such periods. Neither Borrower nor any Subsidiary of Borrower is subject to any instrument or agreement materially and adversely affecting its financial condition, business or affairs.

ENFORCEABILITY 3.3 The Loan Documents are legal, valid and binding obligations of the Parties enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency and other similar laws affecting creditors' rights generally. The execution, delivery and performance of the Loan Documents have all been duly authorized by all necessary action; are within the power and authority of the Parties; do not and will not violate any Legal Requirement, the Organizational Documents of the Parties or any agreement or instrument binding or affecting the Parties or any of their respective Property.

COMPLIANCE 3.4 Borrower and each Subsidiary of Borrower has filed all applicable tax returns and paid all taxes shown thereon to be due, except those for which extensions have been obtained and those which are being contested in good faith and for which adequate

Credit Agreement (With Borrowing Base) March 31, 1997
Pervasive Software Inc.

reserves have been established. Borrower and each Subsidiary of Borrower is in compliance with all applicable Legal Requirements and manages and operates (and will continue to manage and operate) its business in accordance with good industry practices. Neither Borrower nor any Subsidiary of Borrower is in default in the payment of any other indebtedness or under any agreement to which it is a party. The Parties have obtained all consents of and registered with all Governmental Authorities or other Persons required to execute, deliver and perform the Loan Documents.

LITIGATION 3.5 Except as previously disclosed to Bank in writing, there is no litigation or administrative proceeding pending or, to the knowledge of Borrower, threatened against, nor any outstanding judgment, order or decree affecting Borrower or any Subsidiary of Borrower before or by any Governmental Authority.

TITLE AND RIGHTS 3.6 Borrower and each Subsidiary of Borrower has good and marketable title to its Property, free and clear of any Lien except for Liens permitted by this Agreement and the other Loan Documents. Except as otherwise expressly stated in the Loan Documents or permitted by this Agreement, the Liens of the Loan Documents will constitute valid and perfected first and prior Liens on the Property described therein, subject to no other Liens whatsoever. Borrower and each Subsidiary of Borrower possesses all permits, licenses, patents, trademarks and copyrights required to conduct its business. All easements, rights-of-way and other rights necessary to maintain and operate Borrower's Property have been obtained and are in full force and effect.

REGULATION U; BUSINESS PURPOSE 3.7 None of the proceeds of any Loan will be used to purchase or carry, directly or indirectly, any margin stock or for any other purpose which would make this credit a "purpose credit" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System. All Loans will be used for business, commercial, investment or other similar purpose and not primarily for personal, family, or household use or primarily for agricultural purposes as such terms are used in Chapter One of the Texas Credit Code.

ENVIRONMENT 3.8 Borrower and each Subsidiary of Borrower have complied with applicable Legal Requirements in each instance in which any of them have generated, handled, used, stored or disposed of any hazardous or toxic waste or substance, on or off its premises (whether or not owned by any of them). Neither Borrower nor any Subsidiary of Borrower has any material contingent liability for non-compliance with environmental or hazardous waste laws. Neither Borrower nor any Subsidiary of Borrower has received any notice that it or any of its Property or operations does not comply with, or that any Governmental Authority is investigating its compliance with, any environmental or hazardous waste laws.

INVESTMENT COMPANY ACT/PUBLIC UTILITY HOLDING COMPANY ACT 3.9 Neither Borrower nor any Subsidiary of Borrower is an "investment company" within the meaning of the Investment Company Act of 1940 or a "holding company" or an "affiliate" of a "holding company" or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

STATEMENTS BY OTHERS 3.10 All statements made by or on behalf of Borrower, any Subsidiary of Borrower or any other of the Parties by any officer, or other person authorized by Borrower or acting on Borrower's behalf with Borrower's knowledge, in connection with any Loan Document constitute the joint and several representations and warranties of Borrower hereunder.

NOTICE OF ACCOUNT DEBTORS 3.11 Except as expressly disclosed to and agreed with Bank in writing, Borrower has sent to each Account Debtor written instructions in the form previously delivered and approved by Bank to remit all payments and remittances in respect to the Accounts directly to the Lockbox (or shall have done so as a condition precedent to Bank's obligations hereunder as provided in Section 2.2).

4A. AFFIRMATIVE COVENANTS -- BORROWER AND SUBSIDIARIES.  Borrower agrees to do,
    --------------------------------------------------
and if necessary cause to be done, and cause its Subsidiaries to do, each of the following:

CORPORATE FUNDAMENTALS 4.1 (a) Pay when due all taxes and governmental charges of every kind upon it or against its income, profits or Property, unless and only to the extent that the same shall be contested in good faith and adequate reserves have been established therefor; (b) Renew and keep in full force and effect all of its licenses, permits and franchises; (c) Do all things necessary to preserve its corporate existence and its qualifications and rights in all jurisdictions where such qualification is necessary or desirable; (d) Comply with all applicable Legal Requirements; and (e) Protect, maintain and keep in good repair its Property and make all replacements and additions to its Property as may be reasonably necessary to conduct its business properly and efficiently.

INSURANCE 4.2 Maintain insurance with such reputable financially sound insurers, on such of its Property and personnel, in such amounts and against such risks as is customary with similar Persons or as may be reasonably required by Bank, and furnish Bank satisfactory evidence thereof promptly upon request. These insurance provisions are cumulative of the insurance provisions of the other Loan Documents. Bank must be named as a beneficiary, loss payee or additional insured of such insurance as its interest may appear and Borrower must provide Bank with copies of the policies of insurance and a certificate of the insurer that the insurance required by this section may not be canceled, reduced or affected in any manner without 30 days' prior written notice to Bank. Provided, however, that in the case of any inventory Collateral that is maintained at a location permitted under the Loan Documents which is not owned or leased premises of Borrower, Borrower shall not be required to insure such inventory.

MATTERS REQUIRING NOTICE 4.3 Notify Bank immediately, upon acquiring knowledge of (a) the institution or threatened institution of any lawsuit or administrative proceeding which, if adversely determined, might materially adversely affect Borrower; (b) any material adverse change in the assets, liabilities, financial condition, business or affairs of Borrower; (c) any Event of Default; or (d) any reportable event or any prohibited transaction involving potentially material adverse effect in connection with any employee benefit plan.

INSPECTION 4.4 Permit Bank and its affiliates to inspect and photograph its Property, to examine and copy its files, books and records, and to discuss its affairs with its officers and accountants, at such times and intervals and to such extent as Bank reasonably requests.

ASSURANCES 4.5 Promptly execute and deliver any and all further agreements, documents, instruments, and other writings that Bank may request to cure any defect in the execution and delivery of any Loan Document or more fully to describe particular aspects of the agreements set forth or intended to be set forth in the Loan Documents.

Credit Agreement (With Borrowing Base) March 31, 1997
Pervasive Software Inc.

CERTAIN CHANGES 4.6 Notify Bank at least 30 days prior to the date that any of the Parties changes its name or the location of its chief executive office or principal place of business or the place where it keeps its books and records or the location of any of the Collateral.

EXHIBIT D 4.7 Comply with each of the other affirmative covenants set forth in Exhibit D.
---------

4A. AFFIRMATIVE COVENANTS.  Borrower agrees to do, and if necessary cause to be
    ---------------------
done, each of the following:

FINANCIAL INFORMATION/BORROWING BASE REPORT 4A.1  Furnish to Bank in Proper
Form (i) the financial statements prepared in conformity with GAAP on consolidated and consolidating bases and the other information described in, and within the times required by, Exhibit D, Reporting Requirements, Financial
                              ---------
Covenants and Compliance Certificate attached hereto and incorporated herein by reference; (ii) the Borrowing Base Report substantially in the form of, and within the time required by, Exhibit B along with the other information required
                             ---------
by Exhibit B to be submitted; (iii) within the time required by Exhibit D,
   ---------                                                    ---------
Exhibit D signed and certified by the controller, director of finance, president
---------
or chief financial officer of Borrower; (iv) promptly after such request is submitted to the appropriate Governmental Authority, any request for waiver of funding standards or extension of amortization periods with respect to any employee benefit plan; (v) copies of special audits, studies, reports and analyses prepared for the management of Borrower by outside parties and (vi) such other information relating to the financial condition and affairs of the Borrower and guarantors and their Subsidiaries as Bank may request from time to time in its reasonable discretion.

LOCKBOX PROCESSING AGREEMENT/COLLECTION ACCOUNT 4A.2   A. (i) Execute and
deliver to Bank a Lockbox Processing Agreement in Proper Form, provided however that should there be a conflict between the terms of this Agreement and the Lockbox Processing Agreement or the Terms and Conditions of the Collection Account, the terms of this Agreement shall govern. (ii) Establish a deposit account styled Pervasive Software Inc. Borrowing Base Accounts Receivable ("Collection Account") with Texas Commerce Bank National Association at Borrower's sole expense into which all revenues (excluding interest income on permitted portfolio investments), money checks and income, howsoever evidenced, received by Borrower will be deposited. (iii) Deliver, or cause to be delivered, directly to the Bank for deposit to the Collection Account, all revenues (excluding interest income on permitted portfolio investments), monies, checks, drafts income and proceeds of Accounts received by Borrower or by others on behalf of Borrower with such collections on the Accounts accompanied by sufficient information to identify the invoice to which such collections relate;
(iv) Cause each Account Debtor to make all payments due to Borrower by check, wire transfer or credit card draft payable to Borrower and to mail or deliver such payments to the Lockbox and Collection account (or credit card merchant account which is automatically transferred to the Collection Account), except that Borrower shall be permitted to receive directly payments made by express delivery to Borrower in accordance with any standing arrangement with any Account Debtor which is approved in advance by Bank in writing, (such payments agreed to be fully subject to Borrower's agreement in the next subsection B to be delivered immediately to Bank) ; (v) Take all action as Bank may request to permit Bank to have at all times the benefit of all rights and agreements with respect to the Lockbox and Collection Account granted in this Agreement and the other Loan Documents. B. Collection Account: Bank shall have full right and
                         ------------------
authority at any time to notify and direct any Account Debtor to deliver all payments directly to Bank for deposit into the Collection Account. Bank shall have the sole right to make withdrawals from, and to administer the Collection Account. Any collections on account of any Accounts owed to Borrower received directly by Borrower shall be received in trust for the benefit of Bank, segregated from other funds of Borrower and immediately paid over to Bank in same form as received with any endorsement to be held in the Collection Account. Bank shall be entitled in its sole discretion, but not required, to daily apply all collected deposits in the Collection Account first to the principal amount of the Revolving Loans then to interest on the Revolving Loans then to fees and expenses and other amounts owing to Bank and any excess after such application shall be maintained in the Collection Account; it being understood that Borrower shall be responsible for making all payments required under this Agreement and the Notes. C. Power of Attorney. Borrower hereby appoints Bank as Borrower's
              -----------------
attorney-in-fact and grants Bank full right and authority to supply any necessary endorsement on checks and drafts received, including endorsing Borrower's name thereon as appropriate and to forward such items for collection in normal course and deposit the proceeds thereof. This power of attorney is irrevocable, shall survive the dissolution or liquidation of Borrower, and is deemed coupled with an interest. This power of attorney shall terminate only at such times as all Obligations have been paid in full. Termination of the power of attorney shall not affect the validity of any acts performed by the Bank pursuant to the power of attorney prior to termination. D. Grant of Security
                                                            -----------------
Interest.  Borrower assigns and pledges to Bank, and grants to Bank a security
--------
interest in, all of Borrower's right, title and interest in and to the Collection Account, and all certificates and instruments, if any, from time to time representing or evidencing the Collection Account; and all proceeds of any and all of the foregoing.

5.  NEGATIVE COVENANTS.  The Borrower will not, and no Subsidiary of Borrower
    ------------------
will:

INDEBTEDNESS 5.1 Create, incur, or permit to exist, or assume or guarantee, directly or indirectly, or become or remain liable with respect to, any Indebtedness, contingent or otherwise unless there is a permitted amount set forth in Exhibit D, except: (a) Indebtedness to Bank, or secured by Liens
         ---------  ------
permitted by this Agreement, or otherwise approved in writing by Bank, and renewals and extensions (but not increases) thereof; and (b) current accounts payable and unsecured current liabilities, not the result of borrowing, to vendors, suppliers and Persons providing services, for expenditures for goods and services normally required by it in the ordinary course of business and on ordinary trade terms.

LIENS 5.2  Create or permit to exist any Lien upon any of its Property now owned or hereafter acquired, or acquire any Property upon any conditional sale or other title retention device or arrangement or any purchase money security agreement; or in any manner directly or indirectly sell, assign, pledge or otherwise transfer any of its accounts or other Property, except: (a) Liens, not
                                                          ------
for borrowed money, arising in the ordinary course of business; (b) Liens for taxes not delinquent or being contested in good faith by appropriate proceedings; (c) Liens in effect on the date hereof and disclosed to Bank in writing, so long as neither the indebtedness secured thereby nor the Property covered thereby increases; and (d) Liens in favor of Bank, or otherwise approved in writing by Bank (which shall be deemed to include any lien specifically permitted by this Agreement). Notwithstanding anything to the contrary herein, Borrower will not, and no Subsidiary of Borrower will permit any Lien on any inventory that secures the Loans unless Bank shall provide Borrower with Bank's prior written consent.

FINANCIAL AND OTHER COVENANTS 5.3 Fail to comply with the required financial covenants and other covenants described, and calculated as set forth, in
Exhibit D. Unless otherwise provided on Exhibit D, all such amounts and ratios
---------                               ---------
will be calculated: (a) on the basis of GAAP; and (b) on a consolidated basis. Compliance with the requirements of Exhibit D will be determined as of the dates
                                    ---------
of the financial statements to be provided to Bank.

Credit Agreement (With Borrowing Base) March 31, 1997
Pervasive Software Inc.

CORPORATE CHANGES 5.4 In any single transaction or series of transactions, directly or indirectly: (a) liquidate or dissolve; (b) be a party to any merger or consolidation; (c) sell or dispose of any interest in any of its Subsidiaries, or permit any of its Subsidiaries to issue any additional equity other than to Borrower; (d) sell, convey or lease all or any substantial part of its assets, except for sale of inventory in the ordinary course of business; or
            ------
(e) permit any change in ownership of Borrower, unless (i) approved in writing by Bank, or (ii) occurring in the ordinary course of the First Amended and Restated 1994 PERVASIVE SOFTWARE INC. Incentive Plan. The Bank is aware of (a) Borrower's intent to increase the number of shares issuable under the Incentive Plan and (b) Borrower's intent to amend or replace the Incentive Plan in its entirety prior to a possible initial public offering. Additionally, the Bank is fully aware of the possibility that the Borrower may do an initial public offering during the terms of this Agreement.

RESTRICTED PAYMENTS 5.5  Unless otherwise permitted on Exhibit D, at any time:
                                                       ---------
(a) redeem, retire or otherwise acquire, directly or indirectly, any shares of its capital stock or other equity interest (except as occurring in the ordinary course of the First Amended and Restated 1994 PERVASIVE SOFTWARE INC. Incentive
Plan); (b) declare or pay any dividend (except stock dividends and dividends
                                        ------
paid to Borrower); or (c) make any other distribution or contribution of any Property or cash or obligation to owners of an equity interest or to a Subsidiary in their capacity as such.

NATURE OF BUSINESS; MANAGEMENT 5.6 Change the nature of its business or enter into any business which is substantially different from the business in which it is presently engaged, or permit any material change in its management, unless approved in writing by Bank.

AFFILIATE TRANSACTIONS 5.7 Enter into any transaction or agreement with any Affiliate except upon terms substantially similar to those obtainable from wholly unrelated sources.

SUBSIDIARIES 5.8 Form, create or acquire any Subsidiary (other than as disclosed in Annex II).

LOANS AND INVESTMENTS 5.9  Unless otherwise provided on Exhibit D, make any
                                                        ---------
advance, loan, extension of credit, or capital contribution to or investment in, or purchase, any stock, bonds, notes, debentures, or other securities of, any Person, except: (a) readily marketable direct obligations of the United States of America or any agency thereof with maturities of one year or less from the date of acquisition; (b) fully insured certificates of deposit with maturities of one year or less from the date of acquisition issued by any commercial bank operating in the United States of America having capital and surplus in excess of $50,000,000.00; (c) commercial paper of a domestic issuer if at the time of purchase such paper is rated in one of the two highest rating categories of Standard and Poor's Corporation or Moody's Investors Service; or (d) a mutual fund predominantly invested in investments described in (a), (b), and (c).

CHANGE IN LOCKBOX 5.10 Instruct or otherwise permit any Account Debtor of Borrower to remit payments to any account, lockbox or other location other than the Lockbox, except for payments on account received by Btrieve Technologies Japan, Ltd. related to receivables owned by Btrieve Technologies Japan Ltd.

6.  EVENTS OF DEFAULT AND REMEDIES.
    ------------------------------

REMEDIES 6.1  If any Event of Default occurs, then Bank may do any or all of the following: (1) declare the Obligations to be immediately due and payable without notice of acceleration or of intention to accelerate, presentment and demand or protest, all of which are hereby expressly waived; (2) without notice to any Obligor, terminate the Commitment and accelerate the Termination Date;
(3) set off, in any order, against the indebtedness of Borrower under the Loan Documents any debt owing by Bank to Borrower (whether such debt is owed individually or jointly), including, but not limited to, any deposit account, which right is hereby granted by Borrower to Bank; and (4) exercise any and all other rights pursuant to the Loan Documents, at law, in equity or otherwise; provided, however, that Borrower shall have a period of 10 days to cure ("Cure Period") any default that consists of delay in delivery of financial statements or reports, or curable failure to maintain a financial covenant set out in Exhibit D. During the Cure Period, and Event of Default shall be deemed to have
---------
occurred and be continuing until cured, but Bank shall not exercise any of the remedies set out in this section except that Bank shall not be obligated to fund any Loan under the Commitment. If an Event of Default subject to a Cure Period is not fully cured during such Cure Period, then Bank shall have all the rights and remedies provided for in this Note, the Loan Documents and otherwise as if such Cure Period had in no way existed, and Borrower expressly agrees that all actions taken by Bank thereafter shall relate back to the first date of the Event of Default for all purposes.

EVENTS OF DEFAULT 6.2  Each of the following is an "Event of Default":
                                                    ----------------
(a) Any Obligor fails to pay any principal of or interest on the Note or under any application or any other obligation under any Loan Document as and when due; or
(b) Any Obligor or any Subsidiary of Borrower fails to pay at maturity, or within any applicable period of grace, any principal of or interest on any other borrowed money obligation or fails to observe or perform within any applicable period of grace any term, covenant or agreement contained in any agreement or obligation by which it is bound; or
(c) Any representation or warranty made in connection with any Loan Document was incorrect, false or misleading when made; or
(d) Any Obligor violates any covenant contained in any Loan Document; or
(e) An event of default occurs under any other Loan Document; or
(f) Final judgment for the payment of money is rendered against Obligor or any Subsidiary of Borrower and remains undischarged for a period of 30 days during which execution is not effectively stayed; or
(g) The sale, encumbrance or material abandonment (except as otherwise expressly permitted by this Agreement ) of any of the Collateral or the making of any levy, seizure, garnishment, sequestration or attachment thereof or thereon; or the loss, theft, substantial damage, or destruction of any material portion of such Property; or
(h) Any order is entered in any proceeding against Borrower or any Subsidiary of Borrower decreeing the dissolution, liquidation or split-up thereof, and such order shall remain in effect for 30 days; or
(i) Any Obligor or any subsidiary of Borrower makes a general assignment for the benefit of creditors or shall petition or apply to any tribunal for the appointment of a trustee, custodian, receiver or liquidator of all or any substantial part of its business, estate or assets or shall commence any proceeding under any bankruptcy, insolvency, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect; or any such petition or application shall be filed or any such proceeding shall be commenced against any Obligor or any subsidiary of Borrower and the Obligor or such subsidiary by any act or omission shall indicate approval thereof, consent thereto or acquiescence therein, or an order shall be entered appointing a trustee, custodian, receiver or liquidator of all or any substantial part of the

Credit Agreement (With Borrowing Base) March 31, 1997
Pervasive Software Inc.

assets of any Obligor or any subsidiary of Borrower or granting relief to any Obligor or any subsidiary of Borrower or approving the petition in any such proceeding, and such order shall remain in effect for more than 30 days; or any Obligor or any subsidiary of Borrower shall fail generally to pay its debts as they become due or suffer any writ of attachment or execution or any similar process to be issued or levied against it or any substantial part of its property which is not released, stayed, bonded or vacated within 30 days after its issue or levy; or
(j) Any Obligor or any Subsidiary of Borrower conceals or removes any part of its Property, with intent to hinder, delay or defraud any of its creditors, makes or permits a transfer of any of its Property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or makes any transfer of its Property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or
(k) A material adverse change occurs in the assets, liabilities, financial condition, business or affairs of any Obligor (determined on a consolidated basis); or
(l) Any change occurs in the ownership of Borrower except as permitted in section 5.4 or 5.6; or
(m) Any individual Obligor dies or any Obligor that is not an individual dissolves.

REMEDIES CUMULATIVE 6.3 No remedy, right or power of Bank is exclusive of any other remedy, right or power now or hereafter existing by contract, at law, in equity, or otherwise, and all remedies, rights and powers are cumulative.

7.  MISCELLANEOUS.
    -------------
NO WAIVER 7.1 No waiver of any default or Event of Default will be a waiver of any other default or Event of Default. No failure to exercise or delay in exercising any right or power under any Loan Document will be a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any further or other exercise thereof or the exercise of any other right or power. The making of any Loan during either the existence of any default or Event of Default, or subsequent to the occurrence of an Event of Default will not be a waiver of any such default or Event of Default. No amendment, modification or waiver of any Loan Document will be effective unless the same is in writing and signed by the Person against whom such amendment, modification or waiver is sought to be enforced. No notice to or demand on any Person shall entitle any Person to any other or further notice or demand in similar or other circumstances.

NOTICES 7.2 All notices required under the Loan Documents shall be in writing and either delivered against receipt therefor, or mailed by registered or certified mail, return receipt requested, in each case addressed to the address shown on the signature page hereof or to such other address as a party may designate. Except for the notices required by Section 2.1, which shall be given
                                               -----------
only upon actual receipt by Bank, notices shall be deemed to have been given (whether actually received or not) when delivered (or, if mailed, on the next Business Day).

GOVERNING LAW/ARBITRATION 7.3
(a) UNLESS OTHERWISE SPECIFIED THEREIN, EACH LOAN DOCUMENT IS GOVERNED BY TEXAS LAWS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. To the maximum extent permitted by law, any controversy or claim arising out of or relating to the Loans or any Loan Document, including but not limited to any claim based on or arising from an alleged tort or an alleged breach of any agreement contained in any of the Loan Documents, shall, at the request of any party to the Loan or Loan Documents (either before or after the commencement of judicial proceedings), be settled by mandatory and binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "AAA Rules") and pursuant to Title 9 of the United States Code, or if Title 9 does not apply, the Texas General Arbitration Act. In any arbitration proceeding: (i) all statutes of limitations which would otherwise be applicable shall apply; and (ii) the proceeding shall be conducted in the city in which the office of Bank originating the Loans is located (i.e., Austin, Texas), by a single arbitrator if the amount in controversy is $1 million or less, or by a panel of three arbitrators if the amount in controversy (including but not limited to all charges, principal, interest fees and expenses) is over $1 million. Arbitrators are empowered to resolve any controversy by summary rulings substantially similar to summary judgments and motions to dismiss. Arbitrators may order discovery conducted in accordance with the Federal Rules of Civil Procedures. All arbitrators will be selected by the process of appointment from a panel, pursuant to the AAA Rules. Any award rendered in the arbitration proceeding will be final and binding, and judgment upon any such award may be entered in any court having jurisdiction.
(b) If any party to the Loan Documents files a proceeding in any court to resolve any controversy or claim, such action will not constitute a waiver of right of such party or a bar to right of any other party to seek arbitration under the provisions of this Section or that of any other claim or controversy, and the court shall, upon motion of any party to the proceeding, direct that the controversy or claim be arbitrated in accordance with this Section.
(c) No provision of, or the exercise of any rights under, this Section shall limit or impair the right of any party to the Loan Documents before, during or after any arbitration proceeding to: (i) exercise self-help remedies including but not limited to setoff or repossession; (ii) foreclose any Lien on or security interest in any Collateral; or (iii) obtain relief from a court of competent jurisdiction to prevent the dissipation, damage, destruction, transfer, hypothecation, pledging or concealment of assets or Collateral including, but not limited to attachments, garnishments, sequestrations, appointments of receivers, injunctions or other relief to preserve the status quo.
(d) To the maximum extent permitted by applicable law and the AAA Rules, neither Bank nor any Obligor or any Affiliate, officer, director, employee, attorney, or agent of either shall have any liability with respect to, and Bank and each Obligor waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental and consequential damages suffered or incurred by such Person in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents. Each of Bank and each Obligor waives, releases, and agrees not to sue each other or any of their Affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. Nothing contained herein, however, shall be construed as a waiver of any Obligor's or the Bank's right to compel arbitration of disputes pursuant to subparagraphs (a) and (b), above.
(e) Nothing herein shall be considered a waiver of the right or protections afforded Bank by 12 U.S.C. 91, Texas Banking Code Art. 342-609 or any similar statute.
(f) Each party agrees that any other party may proceed against any other liable Person, jointly or severally, or against one or more of them, less than all, without impairing rights against any other liable Persons. A party shall not be required to join the principal Obligor or any other liable Persons (e.g., sureties or guarantors) in any proceeding against any Person. A party may release or settle with one or more liable Persons as the party deems fit without releasing or impairing right to proceed against any Persons not so released.

SURVIVAL; PARTIES BOUND; TERM OF AGREEMENT 7.4 All representations, warranties, covenants and agreements made by or on behalf of Borrower in connection with the Loan Documents will survive the execution and delivery of the Loan Documents; will not be affected by any investigation made by any Person, and will bind Borrower and the successors, trustees, receivers and assigns of

Credit Agreement (With Borrowing Base) March 31, 1997
Pervasive Software Inc.

Borrower and will benefit the successors and assigns of Bank; provided that
                                                              --------
Bank's agreement to make Loans to Borrower or issue Letters of Credit will not inure to the benefit of any successor or assign of Borrower. Except as otherwise provided herein, the term of this Agreement will be until the later of the final maturity of the Term Note and the Revolving Note or the last expiry date of any Letter of Credit, whichever is later, and the full and final payment of all amounts due under the Loan Documents.

DOCUMENTARY MATTERS 7.5 This Agreement may be executed in several identical counterparts, on separate counterparts; each counterpart will constitute an original instrument, and all separate counterparts will constitute but one and the same instrument. The headings and captions in the Loan Documents have been included solely for convenience and should not be considered in construing the Loan Documents. If any provision of any Loan Document is invalid, illegal or unenforceable in any respect under any applicable law, the remaining provisions will remain effective. The Loans and all other obligations and indebtedness of Borrower to Bank are entitled to the benefit of the Loan Documents.

EXPENSES 7.6 Any provision to the contrary notwithstanding, and whether or not the transactions contemplated by this Agreement are consummated, Borrower agrees to pay on demand all reasonable out-of-pocket expenses (including, without limitation, reasonable fees and expenses of counsel for Bank) in connection with the negotiation, preparation, execution, filing, recording, modification, supplementing and waiver of the Loan Documents and the making, servicing and collection of the Loans. Borrower agrees to pay Bank's (i) standard Documentation Preparation and Processing Fee for preparation, negotiation and handling of this Agreement; (ii) lockbox processing fees; (iii) account maintenance fees for the Collection Account; and (iv) any expenses of collection or other expenses incurred by Bank in connection with the maintenance of the Collection Account, at customary rates charged by the Bank for the services. Bank may obtain reimbursement by causing other depository accounts of Borrower at Bank to be charged from time to time therefor. The obligations of Borrower under this and the following section will survive the termination of this Agreement.

INDEMNIFICATION 7.7 The Borrower agrees to indemnify, defend and hold Bank harmless from and against any and all loss, liability, obligation, damage, penalty, judgment, claim, deficiency and expense (including interest, penalties, attorneys' fees and amounts paid in settlement) to which the Bank may become subject arising out of or based upon the Loan Documents, any Loan or the receipt, handling, payment and application of the monies received in connection with the Collection Account, including that resulting from Bank's own negligence, except and to the extent caused by Bank's gross negligence or
            ------
willful misconduct.

NATURE OF OBLIGATIONS 7.8 If more than one Borrower executes this Agreement, all of the representations, warranties, covenants and agreements of Borrower shall be joint and several obligations of all Borrowers.

USURY NOT INTENDED 7.9 Borrower and Bank intend to conform strictly to applicable usury laws. Therefore, the total amount of interest (as defined under applicable law) contracted for, charged or collected under this Agreement or any other Loan Document will never exceed the Highest Lawful Rate. If Bank contracts for, charges or receives any excess interest, it will be deemed a mistake. Bank will automatically reform the Loan Document or charge to conform to applicable law, and if excess interest has been received, Bank will either refund the excess to Borrower or credit the excess on any unpaid principal amount of the Note or any other Loan Document. All amounts constituting interest will be spread throughout the full term of the Loan Document or applicable Note in determining whether interest exceeds lawful amounts.

RIGHTS OF BORROWER AND BANK 7.10 Bank has not exercised any control, and Bank shall not exercise any control, over Borrower in the determination of which of Borrower's creditors Borrower will pay or which payments Borrower will make in the ordinary course of Borrower's business. Borrower, alone, shall exercise such judgment and determination. Nothing contained herein, however, shall, in any manner, affect, limit or impair the rights or remedies of Bank under this Agreement or any other Loan Documents as otherwise provided by applicable law, whether with regard to realization on the Collateral, rights of set off, compensation or otherwise.

SECURITY INTEREST IN ACCOUNTS RECEIVABLES OF NON-U.S. SUBSIDIARIES 7.11 The Bank, does not have, nor does any other party, a Security Interest in Accounts Receivables invoiced by non-U.S. subsidiaries of the Borrower.

NO COURSE OF DEALING 7.12 NO COURSE OF DEALING BY BORROWER WITH BANK, NO COURSE OF PERFORMANCE AND NO TRADE PRACTICES OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE MAY BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS AGREEMENT.

8.  DEFINITIONS.  Unless the context otherwise requires, capitalized terms used
    -----------
in Loan Documents and not defined elsewhere shall have the meanings provided by GAAP, except as follows:
Affiliate means, as to any Person, any other Person (a) that directly or
---------
indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such Person; (b) that directly or indirectly beneficially owns or holds five percent (5%) or more of any class of voting stock of such Person; or (c) five percent (5%) or more of the voting stock of which is directly or indirectly beneficially owned or held by the Person in question. The term "control" means to possess, directly or indirectly, the power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise. Bank is not under any circumstances an Affiliate of Borrower or any of its Subsidiaries.
Accounts means all accounts as such term is defined in the Texas Business and
--------
Commerce Code, which represent amounts payable for goods and services provided to Account Debtors by Borrower.
Account Debtor means any person in any way obligated on or in connection with
--------------
any Account.
Authority Documents means certificates of authority to transact business,
-------------------
certificates of good standing, borrowing resolutions (with secretary's certificate), secretary's certificates of incumbency, and other documents which empower and enable Borrower or its representatives to enter into agreements evidenced by Loan Documents or evidence such authority.
Business Day means a day when the main office of Bank is open for the conduct of
------------
commercial lending business.
Collateral means all Property, tangible or intangible, real, personal or mixed,
----------
now or hereafter subject to Security Documents, or intended so to be. Corporation means corporations, partnerships, limited liability companies, joint
-----------
ventures, joint stock associations, associations, banks, business trusts and other business entities.
Government Accounts means receivables owed by the U.S. government or by
-------------------
government of any state, county, municipality, or other political subdivision as to which Bank's security interest or ability to obtain direct payment of proceeds is governed by any federal or state statutory requirements other than those of the UCC, including, without limitation, the Federal Assignment of Claims Act of 1940, as amended.

Credit Agreement (With Borrowing Base) March 31, 1997
Pervasive Software Inc.

Governmental Authority means any foreign governmental authority, the United
----------------------
States of America, any state of the United States and any political subdivision of any of the foregoing, and any agency, department, commission, board, bureau, court or other tribunal having jurisdiction over Bank or any Obligor, or any Subsidiary of Borrower or their respective Property.
Highest Lawful Rate means the maximum nonusurious rate of interest permitted to
-------------------
be charged by applicable Federal or Texas law (whichever permits the higher lawful rate) from time to time in effect. If Chapter One of the Texas Credit Code establishes the Highest Lawful Rate, the Highest Lawful Rate is the "indicated rate ceiling" as defined in that Chapter.
Indebtedness means and includes (a) all items which in accordance with GAAP
------------
would be included on the liability side of a balance sheet on the date as of which Indebtedness is to be determined (excluding capital stock, surplus, surplus reserves and deferred credits); (b) all guaranties, endorsements and other contingent obligations in respect of, or any obligations to purchase or otherwise acquire, Indebtedness of others, and (c) all Indebtedness secured by any Lien existing on any interest of the Person with respect to which indebtedness is being determined, in Property owned subject to such Lien, whether or not the Indebtedness secured thereby has been assumed.
Legal Requirement means any law, ordinance, decree, requirement, order,
-----------------
judgment, rule, regulation (or interpretation of any of the foregoing) of, and the terms of any license or permit issued by, any Governmental Authority.
Lien shall mean any mortgage, pledge, charge, encumbrance, security interest,
----
collateral assignment or other lien or restriction of any kind, whether based on common law, constitutional provision, statute or contract.
Loan Documents means this Agreement, the Notes, the agreements, documents,
--------------
instruments and other writings contemplated by this Agreement or listed on Annex I, all other assignments, deeds, guaranties, pledges, instruments, certificates and agreements now or hereafter executed or delivered to the Bank pursuant to any of the foregoing, and all amendments, modifications, renewals, extensions, increases and rearrangements of, and substitutions for, any of the foregoing. Lockbox means the postal lockbox maintained by Bank into which Borrower directs
-------
Account Debtors to make payment and remittance in respect to Accounts. "Lockbox Processing Agreement" shall mean the Bank's standard form of agreement for Lockbox arrangements, either as a separate agreement or as an addendum to the Bank's treasury management services agreement, as circumstances warrant. Obligations means all principal, interest and other amounts which are or become
-----------
owing under this Agreement, the Note or any other Loan Document.
Obligor means each Borrower and any guarantor, surety, co-signer, general
-------
partner or other person who may now or hereafter be obligated to pay all or any part of the Obligations.
Organizational Documents means, with respect to a corporation, the certificate
------------------------
of incorporation, articles of incorporation and bylaws of such corporation; with respect to a limited liability company, the articles of organization, regulations and other documents establishing such entity, with respect to a partnership, joint venture, or trust, the agreement, certificate or instrument establishing such entity; in each case including all modifications and supplements thereof as of the date of the Loan Document referring to such Organizational Document and any and all future modifications thereof which are consented to by Bank.
Parties means all Persons other than Bank executing any Loan Document.
-------
Person means any individual, Corporation, trust, unincorporated organization,
------
Governmental Authority or any other form of entity.
Proper Form means in form and substance satisfactory to the Bank.
-----------
Property means any interest in any kind of property or asset, whether real,
--------
personal or mixed, tangible or intangible.
Security Documents means those Security Agreements listed on Annex I and all
------------------
supplements, modifications, amendment, extensions thereof and all other agreements hereafter executed and delivered to Bank to secure the Loans. Subordinated Debt means any Indebtedness subordinated to Indebtedness due Bank
-----------------
pursuant to a written subordination agreement in Proper Form by and among Bank, subordinated creditor and Borrower which at a minimum must prohibit: (a) any action by subordinated creditor which will result in an occurrence of an Event of Default or default under this Agreement, the subordination agreement or the subordinated Indebtedness; and (b) upon the happening of any Event of Default or default under any Loan Document, the subordination agreement, or any instrument evidencing the subordinated Indebtedness (i) any payment of principal and interest on the subordinated Indebtedness; (ii) any act to compel payment of principal or interest on subordinated Indebtedness; and (iii) any action to realize upon any Property securing the subordinated Indebtedness .
Subsidiary means, as to a particular parent Corporation, any Corporation of
----------
which 50% or more of indicia of equity rights is directly or indirectly owned by such parent Corporation or by one or more Persons controlled by, controlling or under common control with such parent Corporation.

THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN BANK AND THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF BANK AND THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN BANK AND THE PARTIES.

Credit Agreement (With Borrowing Base) March 31, 1997
Pervasive Software Inc.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

BORROWER: PERVASIVE SOFTWARE INC.

By:____________________________________________________________________________
Name:__________________________________________________________________________
Title:_________________________________________________________________________
Address:_______________________________________________________________________

BANK:     TEXAS COMMERCE BANK NATIONAL ASSOCIATION

By:____________________________________________________________________________
Name:__________________________________________________________________________
Title:_________________________________________________________________________
Address:_______________________________________________________________________


EXHIBITS:                                      ANNEXES:
                                                 I  Loan Documents
A Application for Standby Letter of Credit                       II Subsidiaries
B Borrowing Base Report
C Request for Loan
D Reporting Requirements, Financial Covenants, and Compliance Certificate

                                    Exhibit B
                              Borrowing Base Report
                               Accounts Receivable

Borrowing Base Report for Period Beginning:_____________and Ending ("Current Period") required by the Credit Agreement dated the Effective Date (as amended, restated, and supplemented from time to time, the "agreement") by and between PERVASIVE SOFTWARE INC. and Texas Commerce Bank National Association.

--------------------------------------------------------------------------------
THE BORROWING BASE REPORT MUST BE SUBMITTED TO BANK WITHIN THE PERIOD SPECIFIED IN EXHIBIT E, AND WITH THE SUPPORTING SCHEDULES AND INFORMATION SPECIFIED IN EXHIBIT E.
--------------------------------------------------------------------------------

                                                                                      Total for                    Total for
                                                                                      Reconciliation               Borrowing Base
Total Accounts Receivable:                                                          $                            $
                                                                                      --------------               --------------
     Btrieve Technologies Japan, Ltd.
          Trade A/R (all from AG-Tech)                                              $                            $ N/A
                                                                                      --------------               --------------
          OEM and other Contract A/R                                                $                            $ N/A
                                                                                      --------------               --------------
     PERVASIVE SOFTWARE INC..
          Trade A/R per Detail Report, net of Prepaid Orders                        $                            $
                                                                                      --------------               --------------
               Reclassify Prepaid Orders to Deferred Revenue                        $                            $
                                                                                      --------------               --------------
          OEM and other contract A/R
              IBM                                                                   $                            $
                                                                                      --------------               --------------
              Jostens                                                               $                            $
                                                                                      --------------               --------------
              Solomon                                                               $                            $
                                                                                      --------------               --------------
              Magic                                                                 $                            $
                                                                                      --------------               --------------
              Cheyenne                                                              $                            $
                                                                                      --------------               --------------
              Enterprise Systems                                                    $                            $
                                                                                      --------------               --------------
              IPG (Germany)                                                         $                            $
                                                                                      --------------               --------------
                                                                                    $                            $
              -----------------------------                                           --------------               --------------
                                                                                    $                            $
              -----------------------------                                           --------------               --------------
                                                                                    $                            $
              -----------------------------                                           --------------               --------------
Total Accounts per Consolidated Financial Statements                                $                            $
                                                                                      --------------               --------------

Total Deferred Revenue:
     SSQL 4.0 Coupon                                                                $                            $
                                                                                      --------------               --------------
     Prepaid Orders                                                                 $                            $
                                                                                      --------------               --------------
     Fee based Support                                                              $                            $
                                                                                      --------------               --------------
     Upgrade protection                                                             $                            $
                                                                                      --------------               --------------
                                                                                    $                            $
     -----------------------                                                          --------------               --------------
     Deferred Revenue associated with OEM and other Contract A/R
                                                                                    $                            $
          ---------------------------------                                           --------------               --------------
                                                                                    $                            $
          ---------------------------------                                           --------------               --------------
                                                                                    $                            $
          ---------------------------------                                           --------------               --------------
                                                                                    $                            $
          ---------------------------------                                           --------------               --------------
Total Deferred Revenue per Consolidated Financial Statements                        $                            $
                                                                                      --------------               --------------

   1 Total Accounts as defined in Agreement as of the end of the Current Period                                  $
                                                                                                                   --------------
     Ineligible Accounts as of the end of the Current Period:

   2 That portion (e.g., invoice) of all the Accounts
     of any Account Debtor where all the Account is more than
     90 days from invoice date                                                      $
                                                                                      --------------
     Add unapplied payments and credits in over 90 day column                       $
                                                                                      --------------
   3 All of the Accounts, not already included in Line 2, of any Account Debtor if 20% of the dollar amount of all of the Accounts of such Account Debtor
     are more than 90 days from invoice date                                        $
                                                                                      --------------
   4 That portion of all of the Accounts of any Account Debtor which exceeds 10%
     of the dollar amount of the total of all Accounts for all Account Debtors for

                             EXHIBIT B Page 1 of 2

     the Current Period (Line 1)
     (except for (i) all OEM contracts and (ii) Tech Data)                          $
      ------
                                                                                      --------------
   5 Intercompany and Affiliate Accounts Receivable                                 $
                                                                                      --------------
   6 Federal Government Accounts                                                    $
                                                                                      --------------
   7 Foreign Accounts (unless secured by a letter of
                       ------
     credit issued by a bank satisfactory to the Bank OR
     insured)                                                                       $
                                                                                      --------------
   8 Accounts subject to dispute or setoff or contra account                        $
                                                                                      --------------
   9 Other Ineligible Accounts                                                      $
                                                                                      --------------
  10 Total Ineligible Accounts for the Current Period
     (Add Lines 2 through 9)                                                                                     $
                                                                                                                   --------------
  11 Total Eligible Accounts (Line 1 - Line 10)                                                                  $
                                                                                                                   --------------
  12 Multiplied by:  Borrowing Base Factor                                                                                    80%
     --------------
                                                                                                                   --------------
  13 Equals:  BORROWING BASE  (not to exceed $2,000,000)  as of
     -------
     the end of the Current Period                                                                               $
                                                                                                                   --------------
  14      Less:  Unreimbursed drawings, if any, under $126,000.00 letter of credit
          -----
          issued for Borrower's account to secure lease obligations:                                             $
                                                                                                                   --------------
  15      Less:  Aggregate principal amount outstanding under the Revolving Note
          -----
          as of the end of the Current Period:                                                                   $
                                                                                                                   --------------
  16 Equals:  Amount available for borrowing subject to the terms of
     -------
     the Agreement, if positive; or if amount due, if negative:                                                  $
                                 --
                                                                                                                   --------------

The following definitions shall be controlling over the presentation of Borrowing Base factors and calculations above. "Accounts" shall have the meaning set forth in the Texas Business and Commerce Code in effect as of the date of the Agreement, and shall include only such amounts owed to Borrower which are entitled to be recognized by Borrower as revenue under GAAP. "Other Ineligible Accounts" shall mean all such Accounts of Borrower that are not subject to a first and prior Lien in favor of Bank; all Accounts that are subject to any Lien not in favor of Bank; and such other Accounts of Borrower as Bank in its sole good faith discretion shall deem from time to time to be ineligible for purposes of] determining the Borrowing Base. All other terms not defined herein shall have the respective meanings as in the Agreement.

Borrower certifies that the above information and computations are true, correct, complete and not misleading as of the date hereof.

Borrower:     PERVASIVE SOFTWARE INC.

By:
              -------------------------------------------------

Name:
              -------------------------------------------------
Title:
              -------------------------------------------------
Address:
              -------------------------------------------------
Date:
              -------------------------------------------------


                             EXHIBIT B Page 2 of 2

                                    EXHIBIT A

                    Application for Standby Letter of Credit



            (Insert Application for Standby Letter of Credit Here...)


                              EXHIBIT A Page 1 of 1

                                    EXHIBIT C
                                REQUEST FOR LOAN
                      Letterhead of PERVASIVE SOFTWARE INC.




Texas Commerce Bank National Association
700 Lavaca
Austin, TX 78701


Re:      Request for Loan under Agreement


Attention: Donna Tanner-Day

Gentlemen:

This letter confirms our oral or telephonic request of ______________, 19___ , for a Revolving Loan in accordance with that certain Amendment and Restatement of Credit Agreement with Letter of Credit Sublimit as amended, restated and supplemented from time to time, the "Agreement") dated as of the Effective Date between you and us. Any term defined in the Agreement and used in this letter has the same meaning as in the Agreement.

The proposed Revolving Loan is to be in the amount of $___________ and is to be made on _____________ , 19____ , which is a Business Day at least ____ Business Days after the date of this letter. The proceeds of the proposed Revolving Loan should be (check one):

           . deposited into account number __________________ with the Bank.

           . ___________________________________________________________.

The undersigned hereby certifies that:

           (1) The representations and warranties made by the Borrower or by any other Person in the Agreement and the other Loan Documents are true and correct on and as of this date as though made on this date.

           (2) The proposed Loan complies with all applicable provisions of the Agreement.

           (3) No Event of Default has occurred and is continuing.


                                                   Sincerely,
                                                   PERVASIVE SOFTWARE INC.


                                                   By:
                                                      --------------------------

                                                   Name:
                                                        ------------------------

                                                   Title:
                                                         -----------------------

                              EXHIBIT C Page 1 of 1

                                     ANNEX I

                                 Loan Documents

"Loan Documents" includes, but is not limited to, the following:

1.    Agreement

2.    Applications

3.    Revolving Note; Advance/Term Note

4. Lockbox Processing Agreement, Treasury Services Management Agreement, related account documents

5.    Borrowing Base Report

6.    Financial Statements of Borrower as required by Exhibit D
                                                      ---------
7.    Compliance Certificate

8.    Security Agreements, in Proper Form, covering:
       Accounts and General Intangibles, Inventory, Equipment

9.    Financing Statements

10.   UCC search

11.   Certified Copies of Organizational and Authority Documents

12.   Insurance policies and certificates

                      Loan Documents - ANNEX I Page 1 of 1
                                    ANNEX II

                                  Subsidiaries



Subsidiary Name                                                  Where
  and Address                                                                   Incorporated
--------------                                                                  ------------
 % Owned
--------
Pervasive Software European Service and Support Center           Ireland           100.0%
4th Floor
18-19 College Green
Dublin 2
Ireland

Pervasive Software GmbH                                          Germany           100.0%
Hessenring 1221
D-61348 Bad homburg
Germany

Pervasive Software FSC Inc.                                      Barbados          100.0%
8834 Capital of Texas Hwy. N., Suite 300
Austin, Texas  78759

Btrieve Technologies Japan, Ltd.                                 Japan             65.5%
Mas. Mita Building
2-15-8 Inamoto-Cho
Chiyoda-Ku
Tokyo, Japan 101

Note: Bank is aware that Borrower is presently attempting to restructure its
-----
operations in Japan. Such restructuring may involve the acquisition of the remaining 34.5% interest in Btrieve Technologies Japan, Ltd. OR the winding down of the affairs of Btrieve Technologies Japan, Ltd. and the creation of a new wholly-owned subsidiary to serve as the Borrower's operating entity in Japan. Bank is further aware that the restructuring may involve the acquisition of assets of AG-Tech Corporation in exchange for consideration which may include shares of approximately 100,000 shares of common stock of the Borrower (not as part of the Stock Option Plan). Bank hereby consents to the above without further notice from the Borrower.


Subsidiary planned to be formed as of Agreement Effective Date and
------------------------------------------------------------------
permitted under Agreement (Names are subject to change)                            Where
-------------------------------------------------------                            Incorporated             % Owned
                                                                                   ------------            --------
Pervasive Software Southern Europe                                                 France                  100.0%
Rue des Trois Fontanots
20 espalanade Charles De Gaulle
92000 Nanterre
France

Note: Will be incorporated in France as a S.A.R.L. Currently operating as a branch of the Borrower.

Pervasive Software (U.K.)                                                          U.K.                    100.0%

Pervasive Software N.V.                                                            Belgium                 100.0%
Airport Blvd. Office Park
Bessenveldstraat 25A
B-1831 Diegem
Belgium

Pervasive Software International Inc.
Note:  A U.S. holding company which will own all foreign subsidiaries and branch operations).

                              ANNEX II Page 1 of 1

                        EXHIBIT D to Agreement between

PERVASIVE SOFTWARE INC, ("Borrower") and Texas Commerce Bank National
                             Association ("Bank")
dated the Effective Date as same may be amended, restated and supplemented in writing.
                REPORTING REQUIREMENTS, FINANCIAL COVENANTS AND
 COMPLIANCE CERTIFICATE FOR CURRENT REPORTING PERIOD ENDING ______, 199__ ("END DATE")

A.  Reporting Period.  Borrower  will  provide  this  Exhibit  completed  in
    ----------------
    Proper Form with each  financial  statement  delivered  under the Agreement.

THIS REPORT IS FOR THE MONTH ("REPORTING PERIOD") ENDING _________, 199__ ("END DATE").

BORROWER'S FISCAL YEAR ENDS ON ______________________ , 19___.

===================================================================================================================================
B. Financial Reporting.  Borrower will provide the following financial information within the times indicated:    Compliance
   -------------------

===============================================================================================================--------------------
         WHO                         WHEN DUE                                       WHAT                         (Circle):
         ---                         --------                                       ----
-----------------------------------------------------------------------------------------------------------------------------------
BORROWER              (i)   Within 90 days of Borrower's fiscal     GAAP financial statements (balance sheet,    Yes     No
                      year end                                      income, cash flow) audited with
                                                                    unqualified opinion by independent CPAs
                                                                    satisfactory to Bank, with Compliance
                                                                    Certificate
                      -------------------------------------------------------------------------------------------------------------
                      (ii)  Within 30 days of each month End Date   Unaudited financial statements               Yes     No
                      including FYE month                           accompanied by Compliance Certificate of
                                                                    Borrower only
                      -------------------------------------------------------------------------------------------------------------
                      (iii)  Within 45 days of each month End       Unaudited consolidated financial             Yes     No
                      Date including FYE month                      statements accompanied by Compliance
                                                                    Certificate
                      -------------------------------------------------------------------------------------------------------------
                      (iv)  Within 20 days of each month            Borrowing Base Report (Exhibit A),  with    Yes     No
                      End Date including FYE month if               accounts receivable aging and listing;
                      any outstandings under the                    accounts payable aging
                      Revolving Loan, otherwise
                      within 30 days of each month
                      End Date including FYE month
-----------------------------------------------------------------------------------------------------------------------------------
                      (v)  Within 30 days of each month End Date    Deferred Revenue schedule                    Yes     No
===================================================================================================================================


 C. FINANCIAL COVENANTS. Borrower will comply with the following financial covenants, applying GAAP,                    XXXXXXXXXXX
    -------------------
 the definitions in Section 8, and the calculations and adjustments from the Actual Reported
                                   ---------------------------------------------------------
 column below:
 -------------
 ---------------------------------------------------------------------------------------------------------------
 REQUIRED. Each applies at all times and is            ACTUAL REPORTED.  As of End Date or for reporting               (Circle)
 --------                                              ---------------
 reported as indicated:                                period specified for financial test, as appropriate:
 ===================================================================================================================================

 1. Maintain a ratio of total Indebtedness as          Liabilities (GAAP)               $_______________                Yes    No
 adjusted to Tangible Net Worth as adjusted no         Plus:  Min. Int. in Subs.        $_______________
 greater than the following:                           Minus:  Deferred Revenue where no
                                                       future performance is required or future
 2.50 : 1.00 for each fiscal quarter until and         performance is limited to delivery of
 including December 31, 1997                           upgrades on a "when and if available
 2.35 : 1.00 for the fiscal quarter ending             basis" and where cash has been
 March 31, 1998                                        received and is non-refundable.         $_______________
 2.15 : 1.00 for the fiscal quarter ending
 June 30, 1998                                         Equals:                                    Indebtedness
 2.00 : 1.00 for the fiscal quarters ending                                         as adjusted    $
 September 30, 1998 and December 31, 1998                                                            =========
 1.75 to 1.00 for the fiscal quarter ending
 March 31, 1999 and each fiscal quarter
 thereafter
                                                       Stockholders' Equity                        $
                                                                                                     ---------

                                                       Minus: Goodwill              $  -----
                                                                                     ---------
                                                           Other Intangible Assets       $
                                                                                          -----
                                                       = Tangible Net Worth as adjusted           $
                                                                                                    =========

                                                       $                          /               $
                                                        -----------------------                    ----------
                                                        ------- =     -------
                                                          Indebtedness (adjusted)  TNW(adjusted)  Ratio
------------------------------------------------------------------------------------------------------------------------------------

 2. Maintain a minimum EBITDA no less than the          Income                                                          Yes    No
    following:                                             $
                                                            __________
 $300,000 for the fiscal quarter ending September 30,
   1997                                                 Plus: Interest
 $500,000 for the fiscal quarters ending December 31,      $
   1997 and March 31, 1998                                  __________
 $700,000 for the fiscal quarter ending  June 30,             Taxes
   1998 and each fiscal quarter thereafter.                $
                                                            __________
                                                              Depreciation
                                                           $
                                                            __________
                                                              Amortization
                                                           $
                                                            __________

                                                        Equals: EBITDA
                                                           $
                                                            __________
====================================================================================================================================


====================================================================================================================================

 3.  Capital Expenditures shall not exceed the following     Capital Expenditures will exclude any Capital Expenditures    Yes   No
     without prior written consent from the Bank:            associated with any merger or acquisition that has been
                                                             approved by the Bank.


 $3,600,000 for the Fiscal Year Ending June 30, 1998 10%
 of Gross Revenues for the prior four (4) fiscal quarters
 beginning with the fiscal quarter ending September 30,
 1998 and each fiscal quarter thereafter.
==========================================================================================================================----------


                            EXHIBIT D Page 1 of 2

===================================================================================================================================
D. Other Required Covenants to be maintained and to be certified.                         COMPLIANCE                   Compliance
   -------------------------------------------------------------
                                                                         CERTIFICATE
===================================================================================================================================
                              REQUIRED                                               ACTUAL REPORTED
                              --------                                               ---------------                   (Circle)
-----------------------------------------------------------------------------------------------------------------------------------
(i)      No significant change in management/ownership.                                                                 Yes    No
-----------------------------------------------------------------------------------------------------------------------------------
(ii)     No additional debt other than normal trade debt; financing                                                     Yes    No
         insurance premiums for ordinary coverages; or debt consented to in advance by Bank, which consent shall be given unless Bank believes in its good faith discretion that Borrower, giving effect to such consent, shall be subject to a lower credit grade under its normal standards than such grade as it was of the Effective Date.
-----------------------------------------------------------------------------------------------------------------------------------
(iii)    The Borrower shall not have over $1,500,000 in                                                                 Yes    No
         unencumbered foreign accounts receivable at any time
         without written consent from the Bank.
===================================================================================================================================

THE ABOVE SUMMARY REPRESENTS SOME OF THE COVENANTS AND AGREEMENTS CONTAINED IN THE AGREEMENT AND DOES NOT IN ANY WAY RESTRICT OR MODIFY THE TERMS AND CONDITIONS OF THE AGREEMENT. IN CASE OF CONFLICT BETWEEN THIS EXHIBIT AND THE AGREEMENT, THE AGREEMENT SHALL CONTROL.

The undersigned certifies that the above information and computations are true and correct and not misleading as of the date hereof, and that since the date of the Borrower's most recent Compliance Certificate (if any):
           No default or Event of Default has occurred under the Agreement during the current Reporting Period, or been discovered from a prior period, and not reported.
           A default or Event of Default (as described below) has occurred during the current Reporting Period or has been discovered from a prior period and is being reported for the first time and:
               was cured on ___________________________________.
               was waived by Bank in writing on ______________________________.
               is continuing.
           Description of Event of Default: ____________________________________

________________________________________________________________________________

________________________________________________________________________________

Executed ________________________________________ ,  19____________.

BORROWER: PERVASIVE SOFTWARE INC.

SIGNATURE: _____________________________________________________________________

NAME:_______________________________        TITLE: _____________________________
                                                   (CFO, Director of Finance,
                                                    Controller or President)

ADDRESS: ____________________________

                             EXHIBIT D Page 2 of 2

                        SECURITY AGREEMENT -- INVENTORY
                              (this "Agreement")

PERVASIVE SOFTWARE INC., 8834 Capital Of Texas Highway North, Suite 300, Austin, Travis County, Texas 78759 ("Debtor"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("Secured Party"), agree as follows:

1. DEFINITIONS. (a) "Collateral" means all Inventory, all Accounts and all Proceeds, together with all books and records of Debtor, whether in paper or electronic form, relating to the Collateral. "Inventory" means all inventory, including without limitation materials, supplies, returned or repossessed goods, goods in transit and goods held by others under lease, consignment or other arrangements, and all documents or certificates of title relating to the foregoing. If, but only if, this box " is checked by Secured Party, the Inventory is limited to Inventory described on the schedule or schedules attached to this Agreement. "Accounts" means all accounts, general intangibles, instruments, negotiable documents, chattel paper and deposit accounts arising in connection with the Inventory. (b) "Obligations" means all debts, obligations and liabilities of every kind and character of Debtor, whether joint or several, contingent or otherwise, now or hereafter existing in favor of Secured Party, including without limitation all liabilities arising under or from any note, open account, overdraft, letter of credit application, endorsement, surety agreement, guaranty, interest rate swap or other derivative product, acceptance, foreign exchange contract or depository service contract, whether payable to Secured Party or to a third party and subsequently acquired by Secured Party. Debtor and Secured Party specifically contemplate that Debtor may hereafter become further indebted to Secured Party. (c) "Past Due Rate" means the highest nonusurious rate of interest that Secured Party may contract for, charge or receive under applicable law, or 18% if applicable law does not specify such a rate. (d) "Proceeds" means all products and proceeds, in cash or otherwise, of all other Collateral. (e) "Security Interest" means the security interests created by this Agreement. (f) "UCC" means the Texas Uniform Commercial Code, as amended from time to time. All terms defined in the UCC are used in this Agreement as defined in the UCC unless otherwise defined in this Agreement.

2. CREATION OF SECURITY INTEREST. To secure the payment and performance of the Obligations, Debtor grants to Secured Party a security interest in and assigns to Secured Party all Collateral which Debtor owns or later acquires.

3. DEBTOR'S REPRESENTATIONS AND WARRANTIES. (a) Debtor is the sole lawful owner of the Collateral, free and clear of all encumbrances, and has the right and power to transfer the Collateral to Secured Party. No financing statement covering the Collateral, other than in favor of Secured Party, is on file in any public office. (b) This Agreement constitutes the legal, valid and binding obligation of Debtor, enforceable in accordance with its terms. (c) The Collateral and the Debtor's production, sale and use thereof comply with all applicable laws, rules and regulations (including without limitation the Fair Labor Standards Act), and Debtor has obtained any consents necessary to execute, deliver and perform its obligations under this Agreement. (d) The address set forth above is Debtor's place of business, if Debtor has only one place of business, Debtor's chief executive office, if Debtor has more than one place of business, or Debtor's residence, if Debtor has no place of business. (e) The Collateral is free from damage caused by fire or other casualty. (f) Except as disclosed on attached schedules, no Collateral is covered by a certificate of title or subject to a certificate of title law.

4. DEBTOR'S AGREEMENTS. (a) Debtor will warrant and defend its title to and Secured Party's interest in the Collateral against any adverse claimant. Debtor will promptly take all reasonable and appropriate steps to collect the Accounts. Debtor will not agree to a material modification of the terms of any Account without the written consent of Secured Party, other than in connection with the Debtor's standard sales programs as existing on the date of this Agreement, if in any such case such amendment, modification or waiver would be reasonably likely to impair the collectability of any receivable or materially adversely affect the rights of Bank with respect thereto or hereunder.. (b) Notwithstanding the security interest in Proceeds granted herein, Debtor will not sell, transfer, assign or otherwise dispose of any interest in the Collateral, except as authorized in this Agreement or in writing by Secured Party, and Debtor will keep the Collateral (including Proceeds) free from unpaid charges, including taxes and assessments, and from all encumbrances other than those in favor of Secured Party. Debtor may sell or lease Inventory in the ordinary course of business. Sale in the ordinary course of business does not include a transfer in total or partial satisfaction of a debt. (c) Secured Party may require that Debtor (i) deposit all payments on the Accounts in a special bank account over which Secured Party alone has power of withdrawal, and
(ii) direct each account debtor to send remittances to an address designated by Secured Party. Secured Party may hold the funds in the account as security, or apply the funds to pay the Obligations. (d) Debtor will furnish Secured Party all information Secured Party may request with respect to the Collateral.
Debtor will notify Secured Party promptly of any event that could have a material adverse effect on the aggregate value of the Collateral or on the Security Interest, or any change in Debtor's location, name, identity or organizational structure. (e) Debtor will keep accurate books and records regarding the Collateral and will allow Secured Party to inspect the Collateral and to inspect and make copies (including electronic copies) of its books and records as provided in Credit Agreement executed by Debtor and Secured Party of even date herewith.. Secured Party may make test verifications of the Collateral.

5. FURTHER ASSURANCES. Secured Party may file this Agreement or any financing statements wherever Secured Party believes necessary to perfect the Security Interest. A photographic or other reproduction of this Agreement or any financing statement relating to this Agreement will be sufficient as a financing statement. Debtor authorizes Secured Party and irrevocably appoints Secured Party as Debtor's attorney-in-fact to file any financing statement (including any amendments) relating to this Agreement electronically, and Secured Party's transmission of Debtor's name as part of any filing relating to this Agreement will constitute Debtor's signature on the financing statement. Debtor will take such action as Secured Party may at any time require to protect, assure or enforce the Security Interest. If any Collateral is located on or in leased property, Debtor will furnish Secured Party an executed landlord's waiver satisfactory to Secured Party. Debtor will promptly deliver to Secured Party any part of the Collateral that constitutes instruments, and will make a designation on all of its chattel paper, instruments and negotiable documents to reflect the Security Interest.

6. DEBTOR'S USE OF COLLATERAL; INSURANCE. (a) Debtor will keep the Inventory at its address listed above or at MagRabbit, Inc. 3815 Jarrett Way Building B220, Austin, Travis County, Texas 78728. (b) Debtor will properly maintain the Inventory and will comply with all applicable laws, rules and regulations in the use, sale and production of the Inventory (including without limitation the Fair Labor Standards Act). (c) DEBTOR WILL MAINTAIN INSURANCE ON THE COLLATERAL against all customary risks for goods of the same type and use, including without limitation fire and theft, and any other risks designated by Secured Party. DEBTOR MAY FURNISH INSURANCE THROUGH EXISTING POLICIES DEBTOR OWNS OR CONTROLS OR THROUGH NEW POLICIES ISSUED BY ANY COMPANY AUTHORIZED TO TRANSACT BUSINESS IN TEXAS. Secured Party will be named on a customary loss payee endorsement to all such insurance, providing for payment to Secured Party and Debtor (and no other person) as their interests appear, and providing for at least 30 days written notice to Secured Party before cancellation. Secured Party is irrevocably appointed attorney in fact for Debtor to obtain, adjust, settle and cancel such insurance. Secured Party may apply all proceeds of insurance to repayment of the Obligations, whether Debtor is in default or not.

7. COSTS AND EXPENSES. Secured Party shall have the rights of reimbursement for all costs, expenses and the like with respect to this Agreement which are provided for in the Credit Agreement executed by Debtor and Secured Party of even date herewith. If any part of the Obligations is governed by Chapter 3, 4, 5 or 15 of the Texas Credit Code, this Section is limited to the extent required by those chapters.

8. DEFAULT. "Event of Default" shall have the same meaning as in the Credit Agreement executed by Debtor and Secured Party of even date herewith. After an Event of Default occurs, Secured Party may, without notice to any person, declare the Obligations to be immediately due and payable. Debtor WAIVES demand, presentment and all notices, including without limitation notice of dishonor and default, notice of intent to accelerate and notice of acceleration.

9. SECURED PARTY'S RIGHTS AND REMEDIES. After an Event of Default occurs, Secured Party will have all rights and remedies of a secured party after default under the UCC and other applicable law. Secured Party may, without waiving any default, do anything Debtor is required to do by this Agreement but fails to do. Secured Party may require Debtor to assemble the Collateral and make it available at a reasonably convenient place Secured Party designates. Except for the safe custody of any Collateral in its possession and accounting for moneys actually received by it, Secured Party will have no duty as to any Collateral, including any duty to preserve rights against prior parties. Debtor irrevocably appoints Secured Party Debtor's attorney-in-fact to endorse any checks or other instruments included in the Collateral, or to take other action to enforce, collect or compromise the Collateral. Secured Party is not required to take possession of any Collateral prior to any sale, nor to have any Collateral present at any sale. Secured Party may sell part of the Collateral without waiving its right to proceed against the remaining Collateral. If any sale is not completed or is defective in the opinion of Secured Party, Secured Party may make a subsequent sale of the same Collateral. Any bill of sale or other instrument evidencing any foreclosure sale will be prima facie evidence of factual matters stated or recited therein. If a sale of Collateral is conducted in conformity with customary practices of banks disposing of similar property, the sale will be deemed commercially reasonable, but Secured Party will have no obligation to advertise or to sell Collateral on credit. Written notice to Debtor mailed 10 days prior to public or private sale is reasonable notice. By exercising its rights, Secured Party will not become liable for, and Debtor will not be released from, any of Debtor's duties or obligations under the contracts and agreements included in the Collateral. Secured Party may purchase Collateral at any public sale, and may credit the purchase price against the Obligations. All remedies in this Agreement are cumulative of any and all other legal, equitable or contractual remedies available to Secured Party. Debtor WAIVES any rights to a marshalling of assets or sale in inverse order of alienation, and any rights to notice except as provided in the UCC.

10. ADDITIONAL AGREEMENTS. (a) This Agreement will remain in effect until the Secured Party executes and delivers to Debtor a written termination statement.
(b) No modification or waiver of the terms of this Agreement will be effective unless in writing and signed by Secured Party. Secured Party may waive any default without waiving any other prior or subsequent default. Secured Party's failure to exercise or delay in exercising any right under this Agreement will not operate as a waiver of such right. No single or partial exercise of any right under this Agreement will preclude any other or further exercise of that right or any other right. (c) Any notice required or permitted under this Agreement will be given in writing by United States mail, by hand delivery or delivery service, or by telegraphic, telex, telecopy or cable communication, sent to the intended addressee at the address shown in this Agreement, or to such different address as the addressee designates by 10 days notice. Notice by United States mail will be effective when mailed. All other notices will be effective when received. Written confirmation of receipt will be conclusive. (d) If any provision of this Agreement is unenforceable or invalid, that provision will not affect the enforceability or validity of any other provision. If the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable, that application will not affect the legality or enforceability of the provision as to any other person or circumstance. (e) The section headings in this Agreement are for convenience only and shall not be considered in construing this Agreement. (f) This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which will constitute one and the same agreement. (g) This Agreement benefits the Secured Party and its successors and assigns and is binding on Debtor and its heirs, legal representatives, successors and assigns. (h) If any of the Obligations are subject to Chapter 3, 4, 5 or 15 of the Texas Credit Code or Regulation AA of the Board of Governors of the Federal Reserve System (collectively, the "Consumer Restrictions"), (1) nothing in this Agreement waives any rights which cannot be legally waived under the Consumer Restrictions, and (2) the Collateral does not include any assignment of wages or any non-possessory, non-purchase money security interest in household goods. (i) This Agreement is governed by the laws of the State of Texas. (j) Secured Party is executing this Agreement for the purpose of acknowledging the following notice, and Secured Party's failure to execute this Agreement will not invalidate this Agreement.

This written loan agreement represents final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

Executed to be effective as of September 18, 1996

DEBTOR:  PERVASIVE SOFTWARE INC.

By:
   ---------------------------------------------------------------

Typed Name:
           -------------------------------------------------------

Title:
      ------------------------------------------------------------

SECURED PARTY:  TEXAS COMMERCE BANK NATIONAL ASSOCIATION

By:
   ---------------------------------------------------------------

Typed Name:
           -------------------------------------------------------

Title:
      ------------------------------------------------------------

            SECURITY AGREEMENT -- ACCOUNTS AND GENERAL INTANGIBLES
                              (this "Agreement")

PERVASIVE SOFTWARE INC., 8834 Capital Of Texas Highway North, Suite 300, Austin, Travis County, Texas 78759 ("Debtor"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("Secured Party"), agree as follows:

1    .DEFINITIONS.  (a)  "Collateral" means all Accounts and all Proceeds, together with all books and records of Debtor, whether in paper or electronic form, relating to the Collateral. "Accounts" means all accounts, general intangibles, instruments, negotiable documents, chattel paper, and deposit accounts. (b) "Obligations" means all debts, obligations and liabilities of every kind and character, whether joint or several, contingent or otherwise, of Debtor now or hereafter existing in favor of Secured Party, including without limitation all liabilities arising under or from any note, open account, overdraft, letter of credit, endorsement, surety agreement, guaranty, interest rate swap, or other derivative produce, acceptance, foreign exchange contract or depository service contract, whether payable to Secured Party or to a third party and subsequently acquired by Secured Party. Debtor and Secured Party specifically contemplate that Debtor may hereafter become further indebted to Secured Party. (c) "Past Due Rate" means the highest nonusurious rate of interest that Secured Party may contract for, charge or receive under applicable law, or 18% if applicable law does not specify such a rate. (d) "Proceeds" means the rights and interests of Debtor in goods, the sale and delivery of which give rise to any Account, including all returned or repossessed goods, and all products and proceeds, in cash or otherwise, of all Collateral. (e) "Security Interest" means the security interests created by this Agreement. (f) "UCC" means the Texas Uniform Commercial Code, as amended from time to time.
All terms defined in the UCC are used in this Agreement as defined in the UCC unless otherwise defined in this Agreement.

2    .CREATION OF SECURITY INTEREST.  To secure the payment and performance of the Obligations, Debtor grants to Secured Party a security interest in and assigns to Secured Party all Collateral which Debtor owns or later acquires.

3    .DEBTOR'S REPRESENTATIONS AND WARRANTIES.  (a)  Debtor is the sole lawful owner of the Collateral, free and clear of all encumbrances, and has the right and power to transfer the Collateral to Secured Party. No financing statement covering the Collateral, other than in favor of Secured Party, is on file in any public office. (b) This Agreement constitutes the legal, valid and binding obligation of Debtor, enforceable in accordance with its terms. (c) The Collateral and the Debtor's use thereof comply with all applicable laws, rules and regulations, and Debtor has obtained any consents necessary to execute, deliver and perform its obligations under this Agreement. (d) The address set forth above is Debtor's place of business, if Debtor has only one place of business, Debtor's chief executive office, if Debtor has more than one place of business, or Debtor's residence, if Debtor has no place of business.

4    .DEBTOR'S AGREEMENTS.  (a)  Debtor will warrant and defend its title to and
Secured Party's interest in the Collateral against any adverse claimant. Debtor will promptly take all reasonable and appropriate steps to collect the Collateral. Debtor will not agree to a material modification of the terms of any Account without the written consent of Secured Party, other than in connection with the Debtor's standard sales programs as existing on the date of this Agreement, if in any such case such amendment, modification or waiver would be reasonably likely to impair the collectability of any receivable or materially adversely affect the rights of Bank with respect thereto or hereunder. (b) Notwithstanding the security interest in Proceeds granted herein, Debtor will not sell, transfer, assign or otherwise dispose of any interest in the Collateral, except as authorized in this Agreement or in writing by Secured Party, and Debtor will keep the Collateral (including Proceeds) free from unpaid charges, including taxes and assessments, and from all encumbrances other than those in favor of Secured Party. (c) Secured Party may require that Debtor (i) deposit all payments on the Accounts in a special bank account over which Secured Party alone has power of withdrawal, and (ii) direct each account debtor to send remittances to an address designated by Secured Party. Secured Party may hold the funds in the account as security, or apply the funds to pay the Obligations. (d) Debtor will furnish Secured Party all information Secured Party may request with respect to the Collateral. Debtor will notify Secured Party promptly of any event that could have a material adverse effect on the aggregate value of the Collateral or on the Security Interest, or any change in Debtor's location, name, identity or organizational structure. (e) Debtor will keep accurate books and records regarding the Collateral and will allow Secured Party to inspect and make copies (including electronic copies) of its books and records as provided in Credit Agreement executed by Debtor and Secured Party of even date herewith. Secured Party may make test verifications of the Collateral.

5    .FURTHER ASSURANCES. Secured Party may file this Agreement or any financing statements wherever Secured Party believes necessary to perfect the Security Interest. A photographic or other reproduction of this Agreement or any financing statement relating to this Agreement will be sufficient as a financing statement. Debtor authorizes Secured Party and irrevocably appoints Secured Party as Debtor's attorney-in-fact to file any financing statement (including any amendments) relating to this Agreement electronically, and Secured Party's transmission of Debtor's name as part of any filing relating to this Agreement will constitute Debtor's signature on the financing statement.Debtor will take such action as Secured Party may at any time require to protect, assure or enforce the Security Interest. Debtor will promptly deliver to Secured Party any part of the Collateral that constitutes instruments, and will make a designation on all of its chattel paper, instruments and negotiable documents to reflect the Security Interest.

6    .COSTS AND EXPENSES.  Secured Party shall have the rights of reimbursement for all costs, expenses and the like with respect to this Agreement which are provided for in the Credit Agreement executed by Debtor and Secured Party of even date herewith. If any part of the Obligations is governed by Chapter 3, 4, 5 or 15 of the Texas Credit Code, this Section is limited to the extent required by those chapters.

7    .DEFAULT. "Event of Default" shall have the same meaning as in the Credit
Agreement executed by Debtor and Secured Party of even date herewith.   After an
Event of Default occurs, Secured Party may, without notice to any person, declare the Obligations to be immediately due and payable. Debtor WAIVES demand, presentment and all notices, including without limitation notice of dishonor and default, notice of intent to accelerate and notice of acceleration.

8    .SECURED PARTY'S RIGHTS AND REMEDIES.  After an Event of Default occurs,
Secured Party will have all rights and remedies of a secured party after default under the UCC and other applicable law. Secured Party may, without waiving any default, do anything Debtor is required to do by this Agreement and fails to do. Secured Party may require Debtor to assemble the Collateral and make it available at a reasonably convenient place Secured Party designates. Except for the safe custody of any Collateral in its possession and accounting for moneys actually received by it, Secured Party will have no duty as to any Collateral, including any duty to preserve rights against prior parties. Debtor irrevocably appoints Secured Party Debtor's attorney-in-fact to endorse any checks or other instruments included in the Collateral, or to take any other action to enforce, collect or compromise the Collateral. Secured Party is not required to take possession of any Collateral prior to any sale, nor to have any Collateral present at any sale. Secured Party may sell part of the Collateral without waiving its right to proceed against the remaining Collateral. If any sale is not completed or is defective in the opinion of Secured Party, Secured Party may make a subsequent sale of the same Collateral. Any bill of sale or other instrument evidencing any foreclosure sale will be prima facie evidence of factual matters stated or recited therein. If a sale of Collateral is conducted in conformity with customary practices of banks disposing of similar property, the sale will be deemed commercially reasonable, but Secured Party will have no obligation to advertise or to sell Collateral on credit. Written notice to Debtor mailed 10 days prior to public or private sale is reasonable notice. By exercising its rights, Secured Party will not become liable for, and Debtor will not be released from, any of Debtor's duties or obligations under the contracts and agreements included in the Collateral. Secured Party may purchase Collateral at any public sale, and may credit the purchase price against the Obligations. All remedies in this Agreement are cumulative of any and all other legal, equitable or contractual remedies available to Secured Party. Debtor WAIVES any rights to a marshalling of assets or sale in inverse order of alienation, and any rights to notice except as provided in the UCC.

9    .ADDITIONAL AGREEMENTS. (a) This Agreement will remain in effect until the
Secured Party executes and delivers to Debtor a written termination statement.
(b) No modification or waiver of the terms of this Agreement will be effective unless in writing and signed by Secured Party. Secured Party may waive any default without waiving any other prior or subsequent default. Secured Party's failure to exercise or delay in exercising any right under this Agreement will not operate as a waiver of such right. No single or partial exercise of any right under this Agreement will preclude any other or further exercise of that right or any other right. (c) Any notice required or permitted under this Agreement will be given in writing by United States mail, by hand delivery or delivery service, or by telegraphic, telex, telecopy or cable communication, sent to the intended addressee at the address shown in this Agreement, or to such different address as the addressee designates by 10 days notice. Notice by United States mail will be effective when mailed. All other notices will be effective when received. Written confirmation of receipt will be conclusive. (d) If any provision of this Agreement is unenforceable or invalid, that provision will not affect the enforceability or validity of any other provision. If the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable, that application will not affect the legality or enforceability of the provision as to any other person or circumstance. (e) If more than one person executes this Agreement as Debtor, their obligations under this Agreement are joint and several, and the term Collateral includes any property described in Section 1 that is owned by any Debtor individually or jointly with any other Debtor and the term "Obligations" includes both several and joint obligations of each Debtor. (f) The section headings in this Agreement are for convenience only and shall not be considered in construing this Agreement. (g) This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which will constitute one and the same agreement. (h) This Agreement benefits the Secured Party and its successors and assigns and is binding on Debtor and its heirs, legal representatives, successors and assigns. (i) If any of the Obligations are subject to Chapter 3, 4, 5 or 15 of the Texas Credit Code or Regulation AA of the Board of Governors of the Federal Reserve System (collectively, the "Consumer Restrictions"), (1) nothing in this Agreement waives any rights which cannot be legally waived under the Consumer Restrictions, and (2) the Collateral does not include any assignment of wages or any non-possessory, non-purchase money security interest in household goods. (j) This Agreement is governed by the laws of the State of Texas. (k) Secured Party is executing this Agreement for the purpose of acknowledging the following notice, and Secured Party's failure to execute this Agreement will not invalidate this Agreement.

This written loan agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

Executed to be effective as of September 18, 1996

DEBTOR:  PERVASIVE SOFTWARE INC.

By:
   ---------------------------------------------------------------

Typed Name:
           -------------------------------------------------------

Title:
      ------------------------------------------------------------

SECURED PARTY:  TEXAS COMMERCE BANK NATIONAL ASSOCIATION

By:
   ---------------------------------------------------------------

Typed Name:
           -------------------------------------------------------

Title:
      ------------------------------------------------------------

                         AMENDMENT AND RESTATEMENT OF
                             REVOLVING CREDIT NOTE
                                 (this "Note")
                                        ----


     FOR VALUE RECEIVED, ON OR BEFORE the Termination Date, PERVASIVE SOFTWARE INC. ("Borrower," jointly and severally if more than one), promises to pay to the order of Texas Commerce Bank National Association ("Bank") at its office at 712 Main Street, Houston, Harris County, Texas 77002, or at such other location as Bank may designate, in immediately available funds and lawful money of the United States of America, the sum of TWO MILLION AND 00/100THS UNITED STATES DOLLARS (U.S. $2,000,000.00) or the aggregate unpaid amount of all advances hereunder, whichever is lesser, plus interest on the unpaid principal balance outstanding from time to time at a rate per annum equal to the lesser of (i) the Prime Rate (as hereinafter defined) from time to time in effect plus zero percent (0%), (the "Stated Rate") or (ii) the Highest Lawful Rate. If the Stated Rate at any time exceeds the Highest Lawful Rate, the actual rate of interest to accrue on the unpaid principal amount of this Note will be limited to the Highest Lawful Rate, but any subsequent reductions in the Stated Rate due to reductions in the Prime Rate will not reduce the interest rate payable upon the unpaid principal amount of this Note below the Highest Lawful Rate until the total amount of interest accrued on this Note equals the amount of interest which would have accrued if the Stated Rate had at all times been in effect. "Prime Rate" means the rate of interest per annum publicly announced from time to time by Chase Manhattan Bank as its prime rate in effect at its principal office in New York City. Without notice to Borrower or any other Person, the Prime Rate shall change automatically from time to time as and in the amount by which said prime rate shall fluctuate with each such change to be effective as of the date of each change in such prime rate. THE PRIME RATE IS A REFERENCE RATE AND DOES NOT NECESSARILY REPRESENT THE LOWEST OR BEST RATE. BANK AND CHASE MANHATTAN MAY MAKE LOANS AT RATES OF INTEREST AT, ABOVE OR BELOW THE PRIME RATE..

     This Note is the Revolving Credit Note described in Section 1.1 of the Credit Agreement (Borrowing Base) between Borrower and Bank dated as of March 31, 1997 (as amended, restated and supplemented from time to time, the "Agreement") and sometimes referred to therein as the Note. Capitalized terms used in this Note have the meanings used in the Agreement.

     Accrued and unpaid interest shall be due and payable monthly, beginning on April 30, 1997, and continuing on the last day of each calendar month thereafter and at Termination Date when all unpaid principal and accrued and unpaid interest shall be finally due and payable. Borrower must make the payments required by Sections 1.3 and 1.4 of the Agreement.

     Interest shall be computed on the basis of the actual number of days elapsed and a year comprised of 360 days, unless such calculation would result in a usurious interest rate, in which case interest will be calculated on the basis of a 365 or 366 day year, as applicable.

     All past-due principal and, to the extent permitted by applicable law, interest on this Note, shall, at Bank's option, bear interest at the Highest Lawful Rate, or if applicable law shall not provide for a maximum nonusurious rate of interest, at a rate per annum equal to eighteen percent (18%).

     The unpaid principal balance of this Note at any time shall be the total amounts advanced by Bank, less the amount of all payments of principal. Absent manifest error, the records of Bank shall be conclusive as to amounts owed. Subject to the terms and conditions of the Agreement, Borrower may use all or any part of the credit provided for herein at any time before the Termination Date.

     Time is of the essence. Borrower may at any time pay the full amount or any part of this Note without the payment of any premium or fee. At Bank's sole option, all payments may be applied to accrued interest, to principal, or to both.

     If any Event of Default occurs, then Bank may exercise any and all rights and remedies under the Loan Documents, at law, in equity or otherwise.

     Each and all Obligors severally waive notice, demand, presentment for payment, notice of nonpayment, notice of intent to accelerate, notice of acceleration, protest, notice of protest, and the filing of suit and diligence in collecting this Note and all other demands and notices, and consent and agree that their liabilities and obligations shall not be released or discharged by any or all of the following, whether with or without notice to them or any of them, and whether before or after the stated maturity hereof: (i) extensions of the time of payment; (ii) renewals; (iii) acceptances of partial payments; (iv) releases or substitutions of any collateral or any Obligor; and (v) failure, if any, to perfect or maintain perfection of any security interest in any collateral. Each Obligor agrees that acceptance of any partial payment shall not constitute a waiver.

     Bank and any subsequent owner or holder hereof reserves the right, in its sole discretion, without notice to Borrower, to sell participations or assign its interest or both, in all or any part of this Note. For purposes of this Note, any assignee or subsequent holder of this Note will be considered the "Bank," and each successor to Borrower will be considered the "Borrower."


IN WITNESS WHEREOF, Borrower has executed this Note effective as of the Effective Date.

BORROWER:   PERVASIVE SOFTWARE INC.

By:
   ---------------------------------------------------------------

Typed Name:
           -------------------------------------------------------

Title:
      ------------------------------------------------------------

BANK:   TEXAS COMMERCE BANK NATIONAL ASSOCIATION

By:
   ---------------------------------------------------------------

Typed Name:
           -------------------------------------------------------

Title:
      ------------------------------------------------------------

                 SECURITY AGREEMENT -- EQUIPMENT AND FIXTURES
                              (this "Agreement")


PERVASIVE SOFTWARE INC., 8834 Capital of Texas Highway North, Suite 300, Austin, Travis County, Texas 78759 ("Debtor"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("Secured Party"), agree as follows:

1    .DEFINITIONS.   (a)  "Collateral" means all Equipment and all Proceeds
located in the United States, together with all books and records of Debtor, whether in paper or electronic form, relating to the Collateral. "Equipment" means all equipment, furniture, furnishings and fixtures. If, but only if, this box " is checked by Secured Party, the Equipment is limited to Equipment described following the signature lines of this Agreement. Whether or not the preceding box is checked, Equipment includes all accessions and appurtenances to, renewals or replacements of or substitutions for all Equipment, and all documents or certificates of title relating to all Equipment. (b)
"Obligations" means all debts, obligations and liabilities of every kind and character of Debtor, whether joint or several, contingent or otherwise, now or hereafter existing in favor of Secured Party, including without limitation all liabilities arising under or from any note, open account, overdraft, letter of credit, endorsement, surety agreement, guaranty, interest rate swap or other derivative product, acceptance, foreign exchange contract or depository service contract, whether payable to Secured Party or to a third party and subsequently acquired by Secured Party. Debtor and Secured Party specifically contemplate that Debtor may hereafter become further indebted to Secured Party. (c) "Past Due Rate" means the highest nonusurious rate of interest that Secured Party may contract for, charge or receive under applicable law, or 18% if applicable law does not specify such a rate. (d) "Proceeds" means all products and proceeds, in cash or otherwise, of all Collateral. (e) "Security Interest" means the security interests created by this Agreement. (f) "UCC" means the Texas Uniform Commercial Code, as amended from time to time. All terms defined in the UCC are used in this Agreement as defined in the UCC unless otherwise defined in this Agreement.

2    .CREATION OF SECURITY INTEREST.  To secure the payment and performance of the Obligations, Debtor grants to Secured Party a security interest in and assigns to Secured Party all Collateral which Debtor owns or later acquires.

3    .DEBTOR'S REPRESENTATIONS AND WARRANTIES.  (a)  Debtor is the sole lawful owner of the Collateral, free and clear of all encumbrances, and has the right and power to transfer the Collateral to Secured Party. No financing statement covering the Collateral, other than in favor of Secured Party, is on file in any public office. (b) This Agreement constitutes the legal, valid and binding obligation of Debtor, enforceable in accordance with its terms. (c) The Collateral and the Debtor's use thereof comply with all applicable laws, rules and regulations, and Debtor has obtained any consents necessary to execute, deliver and perform its obligations under this Agreement. (d) The address set forth above is Debtor's place of business, if Debtor has only one place of business, Debtor's chief executive office, if Debtor has more than one place of business, or Debtor's residence, if Debtor has no place of business. (e) The Collateral is free from damage caused by fire or other casualty. (f) Except as disclosed on attached schedules or unless the box in Section 1 is checked, no Collateral is covered by a certificate of title or subject to a certificate of title law, or subject to registration with the Federal Aviation Administration, Coast Guard or Interstate Commerce Commission.

4    .DEBTOR'S AGREEMENTS.  (a)  Debtor will warrant and defend its title to and
Secured Party's interest in the Collateral against any adverse claimant. (b) Notwithstanding the security interest in Proceeds granted herein, Debtor will not sell, transfer, assign or otherwise dispose of any interest in the Collateral, except as authorized in this Agreement or in writing by Secured Party, and Debtor will keep the Collateral (including Proceeds) free from unpaid charges, including taxes and assessments, and from all encumbrances other than those in favor of Secured Party. (c) Debtor will furnish Secured Party all information Secured Party may request with respect to the Collateral. Debtor will notify Secured Party promptly of any event that could have a material adverse effect on the aggregate value of the Collateral or on the Security Interest, or any change in Debtor's location, name, identity or organizational structure. (d) Debtor will keep accurate books and records regarding the Collateral and will allow Secured Party to inspect and make copies (including electronic copies) of its books and records during regular business hours. Secured Party may make test verifications of the Collateral.

5    .DEBTOR'S USE OF COLLATERAL; INSURANCE.  (a)  Debtor will keep the
Equipment at the address set forth above or other locations of which Debtor notifies Secured Party in writing from time to time, except for temporary removal in connection with ordinary use. (b) Debtor will properly maintain the Equipment and will comply with all applicable laws, rules and regulations in the use, sale and production of the Equipment. Debtor will replace obsolete or worn-out Equipment with comparable new Equipment, and may sell obsolete or worn-out Equipment which has been replaced with comparable new Equipment. (c) DEBTOR WILL MAINTAIN INSURANCE ON THE COLLATERAL against all customary risks for goods of the same type and use, including without limitation fire and theft, and any other risks designated by Secured Party. DEBTOR MAY FURNISH INSURANCE THROUGH EXISTING POLICIES DEBTOR OWNS OR CONTROLS OR THROUGH NEW POLICIES ISSUED BY ANY COMPANY AUTHORIZED TO TRANSACT BUSINESS IN TEXAS. Secured Party will be named on a customary loss payee endorsement to all such insurance, providing for payment to Secured Party and Debtor (and no other person) as their interests appear, and providing for at least 30 days written notice to Secured Party before cancellation. Secured Party is irrevocably appointed attorney-in-fact for Debtor to obtain, adjust, settle and cancel such insurance. Secured Party may apply all proceeds of insurance to repayment of the Obligations, whether Debtor is in default or not.

6    .FIXTURES AND APPURTENANCES.  If any part of the Collateral is or will be affixed to real estate or other goods, a description of the real estate or other goods and the record owner of the real estate or other goods is listed below:
          N/A

None of the real estate is subject to a construction mortgage. Debtor will furnish Secured Party on demand one or more instruments signed by all persons having an interest in the real estate or other goods, subordinating any interest in any Collateral to Secured Party's interest.

7    .FURTHER ASSURANCES.  Secured Party may file this Agreement or any financing statements wherever Secured Party believes necessary to perfect the Security Interest. A photographic or other reproduction of this Agreement or any financing statement relating to this Agreement will be sufficient as a financing statement. Debtor authorizes Secured Party and irrevocably appoints Secured Party as Debtor's attorney-in-fact to file any financing statement (including any amendments) relating to this Agreement electronically, and Secured Party's transmission of Debtor's name as part of any filing relating to this Agreement will constitute Debtor's signature on the financing statement. Debtor will take such action as Secured Party may at any time require to protect, assure or enforce the Security Interest. Debtor will promptly deliver to Secured Party any part of the Collateral that constitutes instruments, and will make a designation on all of its chattel paper, instruments and negotiable documents to reflect the Security Interest.

8    .COSTS AND EXPENSES.  Debtor will pay, or reimburse Secured Party for, all costs and expenses of every character incurred from time to time in connection with this Agreement (including all modifications and renewals) and the Obligations, including costs and expenses incurred (a) for mortgage or recording taxes, (b) to satisfy any obligation of Debtor under this Agreement or to protect the Collateral, (c) in connection with the evaluation, monitoring or administration of the Obligations or the Collateral (whether or not an Event of Default has occurred), and (d) in connection with the exercise of Secured Party's rights and remedies. Costs and expenses include reasonable fees and expenses of outside counsel and other outside professionals and charges imposed for the services of attorneys and other professionals employed by Secured Party or its affiliates. Any amount owing under this Section will be due and payable on demand and will bear interest from the date of expenditure by Secured Party until paid at the Past Due Rate. If any part of the Obligations is governed by Chapter 3, 4, 5 or 15 of the Texas Credit Code, this Section is limited to the extent required by those chapters.

9    .DEFAULT.  Each of the following events or conditions is an "Event of
Default:" (a) Debtor fails to pay when due (or within any contractually agreed grace period) any of the Obligations; (b) any event occurs that gives Secured Party the immediate right to declare any of the Obligations due and payable in full prior to final maturity; (c) any warranty, representation or statement contained in this Agreement or made in connection with this Agreement or any of the Obligations was false or misleading in any respect when made; (d) Debtor violates any covenant, condition or agreement contained in this Agreement or any other document relating to the Obligations; (e) any Collateral is lost, stolen, substantially damaged, destroyed, abandoned, levied upon, seized or attached; or
(f) Debtor conceals or removes any part of the Collateral with intent to hinder, delay or defraud the Secured Party. After an Event of Default occurs, Secured Party may, without notice to any person, declare the Obligations to be immediately due and payable. Debtor WAIVES demand, presentment and all notices, including without limitation notice of dishonor and default, notice of intent to accelerate and notice of acceleration.

10   .SECURED PARTY'S RIGHTS AND REMEDIES.  After an Event of Default occurs,
Secured Party will have all rights and remedies of a secured party after default under the UCC and other applicable law. Secured Party may, without waiving any default, do anything Debtor is required to do by this Agreement and fails to do. Secured Party may require Debtor to assemble the Collateral and make it available at a reasonably convenient place Secured Party designates. Except for the safe custody of any Collateral in its possession and accounting for moneys actually received by it, Secured Party will have no duty as to any Collateral, including any duty to preserve rights against prior parties. Debtor irrevocably appoints Secured Party Debtor's attorney-in-fact to endorse any checks or other instruments included in the Collateral, or to take any other action to enforce, collect or compromise the Collateral. Secured Party is not required to take possession of any Collateral prior to any sale, nor to have any Collateral present at any sale. Secured Party may sell part of the Collateral without waiving its right to proceed against the remaining Collateral. If any sale is not completed or is defective in the opinion of Secured Party, Secured Party may make a subsequent sale of the same Collateral. Any bill of sale or other instrument evidencing any foreclosure sale will be prima facie evidence of factual matters stated or recited therein. If a sale of Collateral is conducted in conformity with customary practices of banks disposing of similar property, the sale will be deemed commercially reasonable, but Secured Party will have no obligation to advertise or to sell Collateral on credit. Written notice to Debtor mailed 10 days prior to public or private sale is reasonable notice. By exercising its rights, Secured Party will not become liable for, and Debtor will not be released from, any of Debtor's duties or obligations under the contracts and agreements included in the Collateral. Secured Party may purchase Collateral at any public sale, and may credit the purchase price against the Obligations. All remedies in this Agreement are cumulative of any and all other legal, equitable or contractual remedies available to Secured Party. Debtor WAIVES any rights to a marshaling of assets or sale in inverse order of alienation, and any rights to notice except as provided in the UCC.

11   .ADDITIONAL AGREEMENTS.  (a)  This Agreement will remain in effect until the Secured Party executes and delivers to Debtor a written termination statement. (b) No modification or waiver of the terms of this Agreement will be effective unless in writing and signed by Secured Party. Secured Party may waive any default without waiving any other prior or subsequent default.
Secured Party's failure to exercise or delay in exercising any right under this Agreement will not operate as a waiver of such right. No single or partial exercise of any right under this Agreement will preclude any other or further exercise of that right or any other right. (c) Any notice required or permitted under this Agreement will be given in writing by United States mail, by hand delivery or delivery service, or by telegraphic, telex, telecopy or cable communication, sent to the intended addressee at the address shown in this Agreement, or to such different address as the addressee designates by 10 days notice. Notice by United States mail will be effective when mailed. All other notices will be effective when received. Written confirmation of receipt will be conclusive. (d) If any provision of this Agreement is unenforceable or invalid, that provision will not affect the enforceability or validity of any other provision. If the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable, that application will not affect the legality or enforceability of the provision as to any other person or circumstance. (e) If more than one person executes this Agreement as Debtor, their obligations under this Agreement are joint and several, and the term Collateral includes any property described in Section 1 that is owned by any Debtor individually or jointly with any other Debtor and the term "Obligations" includes both several and joint obligations of each Debtor. (f) The section headings in this Agreement are for convenience only and shall not be considered in construing this Agreement. (g) This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which will constitute one and the same agreement. (h) This Agreement benefits the Secured Party and its successors and assigns and is binding on Debtor and its heirs, legal representatives, successors and assigns. (i) If any of the Obligations are subject to Chapter 3, 4, 5 or 15 of the Texas Credit Code or Regulation AA of the Board of Governors of the Federal Reserve System (collectively, the "Consumer Restrictions"), (1) nothing in this Agreement waives any rights which cannot be legally waived under the Consumer Restrictions, and (2) the Collateral does not include any assignment of wages or any non-possessory, non-purchase money security interest in household goods.
(j) This Agreement is governed by the laws of the State of Texas. (k) Secured Party is executing this Agreement for the purpose of acknowledging the following notice, and Secured Party's failure to execute this Agreement will not invalidate this Agreement.

This written loan agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.


Executed to be effective as of March 31, 1997.

DEBTOR: PERVASIVE SOFTWARE INC.

By:                                                      Date:
   -------------------------------------------------          -----------

Name:
     -----------------------------------------------

Title:
      ----------------------------------------------


SECURED PARTY:  TEXAS COMMERCE BANK NATIONAL ASSOCIATION


By:                                                      Date:
   -------------------------------------------------          -----------

Name:
     -----------------------------------------------

Title:
      ----------------------------------------------

                           ADVANCING PROMISSORY NOTE
                           CONVERTING TO A TERM NOTE
                                 (this "Note")

================================================================================
U.S. $2,000,000.00                      March 31, 1997 (the "DATE")
--------------------------------------------------------------------------------
ACCOUNT  NUMBER:      NOTE NUMBER:      RENEWAL CODE:      TELLER:      OFFICER:

------------          --------          -------            --------     --------
================================================================================

     ON OR BEFORE December 31, 1999 ("Stated Maturity Date"), FOR VALUE
                                      --------------------
RECEIVED, PERVASIVE SOFTWARE INC. (the "Borrower", jointly and severally if more
                                        --------
than one), promises to pay to the order of TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("Bank") at its banking house at 712 Main Street, Houston, Harris
              ----
County, Texas 77002 or at such other location as Bank may designate, in lawful money of the United States of America, the sum of TWO MILLION AND NO/100THS UNITED STATES DOLLARS (U.S. $2,000,000.00) (the "Maximum Amount of Note") or the
                                                 ----------------------
aggregate unpaid amount of all advances hereunder, whichever is the less. Borrower will also pay interest on the unpaid principal balance outstanding from time to time at a rate per annum equal to a fluctuating rate of interest equal to the sum of the Prime Rate (as hereinafter defined) from time to time in effect plus zero percent (0%) (the "Stated Rate"); provided, however, in no
                                    -----------
event shall interest hereon ever be charged, paid, collected or received at a rate in excess of the maximum nonusurious rate of interest from time to time allowed by applicable federal or Texas law, whichever shall permit the higher lawful rate (the "Highest Lawful Rate"). If the Stated Rate at any time exceeds
                  -------------------
the Highest Lawful Rate, the actual rate of interest to accrue on the unpaid principal amount of this Note will be limited to the Highest Lawful Rate, but any subsequent reductions in the Stated Rate due to reductions in the Prime Rate will not reduce the interest rate payable upon the unpaid principal amount of this Note below the Highest Lawful Rate until the total amount of interest accrued on this Note equals the amount of interest which would have accrued if the Stated Rate had at all times been in effect.

     "Prime Rate" means the rate determined from time to time by Chase Manhattan
      ----------
Bank as its prime rate. The Prime Rate will change automatically from time to time without notice to Borrower or any other person. THE PRIME RATE IS A REFERENCE RATE AND MAY NOT BE BANK'S LOWEST RATE.

     If Texas law determines the Highest Lawful Rate, Bank has elected the "indicated" (weekly) ceiling as defined in the Texas Credit Code (Texas Revised
 ---------
Civil Statutes Article 5069-1.04) or any successor statute. Bank may from time to time, as to current and future balances, elect and implement any other ceiling under such Code and/or revise the index, formula or provisions of law used to compute the rate on this open-end account by notice to Borrower, if and to the extent permitted by, and in the manner provided in such Code.

     Interest will be computed on the basis of the actual number of days elapsed and a year comprised of: o 365 (or 366 as the case may be) days [x] 360 days, unless such calculation would result in a usurious interest rate, in which case such interest will be calculated on the basis of a 365 or 366 day year, as the case may be.

     All past-due principal and interest on this Note, shall, at Bank's option, bear interest at the Highest Lawful Rate, or if applicable law does not provide for a maximum nonusurious rate of interest, at a rate per annum equal to the Prime Rate plus five percent (5%).

     In addition to all principal and accrued interest on this Note, Borrower agrees to pay: (a) all reasonable costs and expenses incurred by Bank and all owners and holders of this Note in collecting this Note through probate, reorganization, bankruptcy or any other proceeding; and (b) reasonable attorney's fees if and when this Note is placed in the hands of an attorney for collection.

     Borrower and Bank intend to conform strictly to applicable usury laws. Therefore, the total amount of interest (as defined under applicable law) contracted for, charged or collected under this Note will never exceed the Highest Lawful Rate. If Bank contracts for, charges or receives any excess interest, it will be deemed a mistake. Bank will automatically reform the contract or charge to conform to applicable law, and if excess interest has been received, Bank will either refund the excess to Borrower or credit the excess on the unpaid principal amount of this Note. All amounts constituting interest will be spread throughout the full term of this Note in determining whether interest exceeds lawful amounts.

     The unpaid principal balance of this Note at any time shall be the total amounts advanced by Bank, less the amount of all payments of principal. Absent manifest error, the records of Bank shall be conclusive as to amounts owed. Subject to the terms and conditions of this Note, and provided that no Event of Default has occurred, Borrower may use all or any part of the credit provided for herein at any time before December 31, 1997 (the "Advance Termination Date")
                                                      ------------------------
and may borrow and repay but not reborrow hereunder prior to the Advance Termination Date. There is no limitation on the number of advances made hereunder so long as the total amount advanced prior to the Advance Termination Date does not exceed the Maximum Amount of Note.

     Each advance must be at least FIFTY THOUSAND AND 00/100THS UNITED STATES DOLLARS (U.S.$50,000.00).

     Accrued interest shall be due and payable monthly, beginning on May 31, 1997, and continuing on the last day of each month thereafter and at the maturity when all unpaid principal and accrued and unpaid interest shall be finally due and payable. The principal advanced and outstanding shall be due in twenty-four (24) substantially equal monthly principal installments determined by dividing the amount of principal outstanding on the Advance Termination Date by twenty-four (24), each such payment to be due on the last day of each month beginning on January 31, 1998 and continuing on the same day of each month thereafter until the Stated Maturity Date. In addition to principal installments due hereunder, accrued and unpaid interest is due on the same dates as and when principal payments are due. All remaining unpaid principal and accrued and unpaid interest are finally due on the Stated Maturity Date. All payments and prepayments hereon may, at the Bank's sole option, be applied to accrued interest, to principal, or to both.

     "Loan Document" means this Note, and any document or instrument evidencing,
      -------------
securing, guaranteeing or given in connection with this Note.  "Obligations"
                                                                -----------
means all principal, interest and other amounts which are or become owing under this Note or any other Loan Document. "Obligor" means Borrower and any
                                        -------
guarantor, surety, co-signer, general partner or other person who may now or hereafter be obligated to pay all or any part of the Obligations. Where appropriate, the masculine gender includes the feminine and the neuter and the singular number includes the plural number.

     Each of the following events or conditions is an "Event of Default:" (1)
                                                       -----------------
any Obligor fails to pay any of the Obligations when due; (2) any warranty, representation or statement now or hereafter contained in or made in connection with any Loan Document was false or misleading in any respect when made; (3) any Obligor violates any covenant, condition or agreement contained in any Loan Document; (4) any Obligor fails or refuses to submit financial information requested by Bank or to permit Bank to inspect its books and records on request;
(5) any event of default occurs under any other Loan Document; (6) any individual Obligor dies, or any Obligor that is an entity dissolves; (7) a receiver, conservator or similar official is appointed for any Obligor or any Obligor's assets; (8) any petition is filed by or against any Obligor under any bankruptcy, insolvency or similar law; (9) any Obligor makes an assignment for the benefit of creditors; (10) a final judgment is entered against any Obligor and remains unsatisfied for 30 days after entry, or any property of any Obligor is attached, garnished or otherwise made subject to legal process; (11) any material adverse change occurs in the business, assets, affairs or financial condition of any Obligor; and (12) Borrower is in default of any other obligation to or any other agreement with Bank. If any Event of Default occurs, then Bank may do any or all of the following: (i) cease making advances hereunder; (ii) declare the Obligations to be immediately due and payable, without notice of acceleration or of intention to accelerate, presentment and demand or protest or notice of any kind, all of which are hereby expressly waived; (iii) set off, in any order, against the Obligations any debt owing by Bank to any

Borrower, including, but not limited to, any deposit account, which right is hereby granted by Borrower to Bank; and (iv) exercise any and all other rights under the Loan Documents, at law, in equity or otherwise.

     No waiver of any default is a waiver of any other default. Bank's delay in exercising any right or power under any Loan Document is not a waiver of such right or power.

     Each Obligor severally waives notice, demand, presentment for payment, notice of nonpayment, notice of intent to accelerate, notice of acceleration, protest, notice of protest, and the filing of suit and diligence in collecting this Note and all other demands and notices, and consents and agrees that its liabilities and obligations shall not be released or discharged by any or all of the following, whether with or without notice to it or any other Obligor, and whether before or after the stated maturity hereof: (i) extensions of the time of payment; (ii) renewals; (iii) acceptances of partial payments; (iv) releases or substitutions of any collateral or any Obligor; and (v) failure, if any, to perfect or maintain perfection of any security interest in any collateral. Each Obligor agrees that acceptance of any partial payment will not constitute a waiver and that waiver of any default will not constitute waiver of any prior or subsequent default.

     Borrower represents and agrees that: all advances evidenced by this Note are and shall be for business, commercial, investment or other similar purpose and not primarily for personal, family, or household use as such terms are used in Chapter One of the Texas Credit Code. Borrower represents and agrees that each of the following statements is true unless the box preceding that statement is checked and initialed by Borrower and Bank: (i) o __________ ____________ No advances will be used primarily for agricultural purposes as such term is used in the Texas Credit Code. (ii) o __________ ____________ No advances will be used for the purpose of purchasing or carrying any margin stock as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the "Board"). Notwithstanding anything contained herein or in any other Loan
      -----
Document, if this is a consumer credit obligation (as defined or described in 12 C.F.R. 227, Regulation AA, promulgated by the Board), the security for this credit obligation will not extend to any non-possessory security interest in household goods (as defined in Regulation AA) other than a purchase money security interest, and no waiver of any notice contained herein or therein will extend to any waiver of notice prohibited by Regulation AA.

     Chapter 15 of the Texas Credit Code shall not apply to this Note or to any advance evidenced by this Note.

     This Note is governed by Texas law. If any provision of this Note is illegal or unenforceable, that illegality or unenforceability will not affect the remaining provisions of this Note. THE BORROWER(S) AND THE BANK AGREE THAT THE COUNTY IN WHICH BANK'S PRINCIPAL OFFICE IS LOCATED IN TEXAS IS PROPER VENUE FOR ANY ACTION OR PROCEEDING BROUGHT BY THE BORROWER(S) OR BANK, WHETHER IN CONTRACT, TORT, OR OTHERWISE. ANY ACTION OR PROCEEDING AGAINST BORROWER(S) MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN SUCH COUNTY TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW BORROWER(S) HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. BORROWER(S) AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED ABOVE. BANK MAY SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW AND MAY BRING ANY ACTION OR PROCEEDING AGAINST BORROWER(S) OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER PROPER JURISDICTIONS OR VENUES.

     Bank and any subsequent owner or holder hereof reserves the right, in its sole discretion, without notice to Borrower, to sell participations or assign its interest or both, in all or any part of this Note. For purposes of this Note, any assignee or subsequent holder of this Note will be considered the "Bank," and any successor to Borrower will be considered the "Borrower."

     Each Borrower and cosigner represents that if it is not a natural person, it is duly organized and validly existing and in good standing under the laws of the state of its incorporation or organization; has full power to own its properties and to carry on its business as now conducted; is duly qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification desirable; and has not commenced any dissolution proceedings. Each Borrower and cosigner that is subject to the Texas Revised Partnership Act ("TRPA") agrees that Bank is not
                                               ----
required to comply with Section 3.05(d) of the TRPA and agrees that Bank may proceed directly against one or more partners or their property without first seeking satisfaction from partnership property. Each Borrower and cosigner represents that if it conducts business under an assumed business or professional name it has properly filed Assumed Name Certificate(s) in the office(s) required by Chapter 36 of the Texas Business and Commerce Code. Each of the persons signing below as Borrower or cosigner represents that he/she has full requisite power and authority to execute and deliver this Note to Bank on behalf of the party for whom he/she signs and to bind such party to the terms and conditions of this Note and that this Note is enforceable against such party.

     NO COURSE OF DEALING BETWEEN BORROWER AND BANK, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EXTRINSIC EVIDENCE OF ANY NATURE MAY BE USED TO CONTRADICT OR MODIFY ANY TERM OF THIS NOTE OR ANY OTHER LOAN DOCUMENT.

     THIS NOTE AND THE OTHER WRITTEN LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS AND COMMERCE CODE AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the Borrower has executed this Note effective as of the Date.

BORROWER: PERVASIVE SOFTWARE INC.

By:                                                         Date:
   -----------------------------------------------------         ----------
Name:
     ---------------------------------------------------
Title:
      --------------------------------------------------



ADDRESS OF Borrower:    8834 Capital of Texas Hwy., Suite #300
                        Austin, Texas  78759

(The Bank's signature is provided as its acknowledgment of the above as the final written agreement between the parties.)

BANK: TEXAS COMMERCE BANK NATIONAL ASSOCIATION


By:
             ---------------------------
Typed Name:
             ---------------------------
Title:
             ---------------------------